Certain portions of this exhibit have been excluded because the information is both (i) not material and (ii) the type that the registrant customarily and actually treats as private or confidential. Omitted information has been noted in this document with a placeholder identified by the mark "[***]".

SECURITIES PURCHASE AGREEMENT

 This SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of September 19, 2025, between Flora Growth Corp., an Ontario corporation (the "Company"), and each investor identified on the signature pages hereto (each, including its successors and assigns, an "Investor" and collectively, the "Investors"). Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), and/or Rule 506(b) promulgated thereunder or Rule 903 of Regulation S under the 1933 Act, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of the Securities.

1.1 Sale and Issuance of the Securities.

(a) Prior to the Closing (as defined below), the Company shall have authorized (i) the sale and issuance to the Investors of the Company's common shares, no par value ("Common Shares", and the Common Shares to be purchased pursuant to this Agreement, the "Shares") and/or prefunded warrants to purchase Common Shares in the form of Exhibit A (the "Prefunded Warrants"), and (ii) the issuance of the Common Shares issuable upon exercise of the Prefunded Warrants (the "Warrant Shares"). The Shares, the Prefunded Warrants and the Warrant Shares are collectively referred to herein as the "Securities".

(b) Subject to the terms and conditions of this Agreement, the Investors agree to purchase at the Closing, and the Company agrees to sell and issue to the Investors at the Closing the number of Shares and/or Prefunded Warrants set forth on the signature page hereto at a purchase price of US$25.19 per Share or US$25.1899 per Prefunded Warrant. Each Prefunded Warrant shall have an exercise price of US$0.0001 per Warrant Share purchasable thereunder.

1.2 Closing; Delivery. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, the issuance of the Shares or Prefunded Warrants in lieu of Shares shall take place remotely via the exchange of documents and signatures at such time following the satisfaction or waiver of all conditions set forth in this Agreement as the Company and the Investors mutually agree upon, orally or in writing (which time and place are designated as the "Closing" and such date, the "Closing Date"); provided that in no event shall the Closing occur later than the fifth (5th) day on which the principal trading market for the Common Shares is open for trading (a "Trading Day") after the date of this Agreement. At the Closing, the Securities shall be issued and registered in the name of each Investor, or in such nominee name(s) as designated by such Investor, representing the number of Securities to be purchased by the Investor at such Closing as set forth on each such Investor's signature page to this Agreement, in each case against payment to the Company of the purchase price therefor (the "Aggregate Subscription Amount") in full, in the form of native tokens of the Zero Gravity (0G) blockchain (the "Tokens" and each a "Token"), no later than two (2) Business Days following receipt of the escrow account instructions provided by the Company to the Investors. The Investor acknowledges and agrees that the Fair Market Value of each Token will be deemed to be US$3.00 in accordance with the valuation mutually agreed upon by the Company and the Investors. "Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. On the Closing Date, the Company will cause (A) the transfer agent of the Company (the "Transfer Agent") to issue the Shares in book-entry form, free and clear of all restrictive and other legends (except as expressly provided for under this Agreement) and the Company shall provide evidence of such issuance from the Transfer Agent as soon as reasonably practical following the Closing Date to each Investor and (B) deliver to such Investor (or such Investor's designated custodian per its delivery instructions), or in such nominee name(s) as designated by such Investor, certificated Prefunded Warrants exercisable for the number of Warrant Shares as set forth on each such Investor's signature page to this Agreement. In the event that the Closing has not occurred within one (1) Business Day after the expected Closing Date, unless otherwise agreed by the Company and such Investor, the Company shall promptly (but no later than one (1) Business Day thereafter) return the previously wired Aggregate Subscription Amount to each respective Investor by return the previously transferred Tokens to each respective Investor by transfer to the custodian wallet account specified by each such Investor, and any book entries for the Securities or certificates representing the Securities shall be deemed cancelled; provided that, unless this Agreement has been terminated pursuant to Section 5.12, such return of Tokens shall not terminate this Agreement or relieve such Investor of its obligation to purchase, or the Company of its obligation to issue and sell, the Securities at the Closing.

1.3 Closing Conditions.

(a) The several obligations of each Investor to consummate the transactions to be consummated at the Closing, and to purchase and pay for the Securities being purchased by it at the Closing pursuant to this Agreement, are subject to the satisfaction or waiver in writing of the following conditions precedent:

(i) the representations and warranties of the Company contained herein shall be true and correct in all material respects, except for those representation and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, as of the date of this Agreement and as of the Closing Date, as though made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, except for those representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects as of such earlier date;

(ii) the Company shall have performed in all material respects the obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date;

(iii) the purchase of and payment for the Securities by each Investor shall not be prohibited or enjoined by any law or governmental or court order or regulation and no such prohibition shall have been threatened in writing;

(iv) the Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Securities, all of which shall be in full force and effect;

(v)  the Company shall have furnished all required materials to the Transfer Agent to reflect the issuance of the Shares at the Closing and reserve the Warrant Shares for future issuance;

(vi)  since the date of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect;

(vii) the Company shall have delivered to the Investors the opinions of Dorsey & Whitney LLP (as to U.S. law) and Fogler, Rubinoff LLP (as to Canadian law), dated as of the Closing Date, in customary form and substance to be reasonably agreed upon with the Investors and addressing such legal matters as the Investors and the Company reasonably agree;

(viii) an authorized officer of the Company shall have delivered to the Investors at the Closing Date a certificate certifying that the conditions specified in Sections 1.3(a)(i), 1.3(a)(ii), 1.3(a)(iii), 1.3(a)(iv), 1.3(a)(v), 1.3(a)(vi), 1.3(a)(ix) and 1.3(a)(x) of this Agreement have been fulfilled;

(ix) the Corporate Secretary of the Company shall have delivered to the Investors at the Closing Date a certificate certifying (i) the Articles of Incorporation (as defined below); (ii) the Bylaws (as defined below); and (iii) resolutions of the Company's Board of Directors (or an authorized committee thereof) approving this Agreement, the other Transaction Documents, the transactions contemplated by this Agreement and the issuance of the Securities;

(x) no stop order or suspension of trading shall have been imposed by the Nasdaq Capital Market (the "Principal Market"), the SEC (as defined below) or any other governmental or regulatory body with respect to public trading in the Common Shares. The Common Shares shall be listed on the Principal Market and shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading thereon nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, in writing by the SEC or the Principal Market; and the Company shall have filed with the Principal Market a Listing of Additional Shares Notification Form and the Principal Market shall have raised no objection to such notice and the transactions contemplated hereby;

(xi) except as may be agreed to among the Company and each  Investor in accordance with Section 1.2, the Company shall have received payment by transfer of Tokens in the full amount of the Investor's Aggregate Subscription Amount for the number of Securities being purchased by each other Investor at the Closing as set forth on each such Investor's signature page to this Agreement;

(xii) the Company shall have delivered to the Investors copies of the Voting Agreements, substantially in the form attached hereto as Exhibit B, executed by the Company and certain insiders of the Company pursuant to which the insiders will agree to vote in favor of the issuance of Pre-funded Warrant Shares without any limitation on the number of Common Shares issuable in the aggregate or to any person, including, but not limited to, upon exercise of Pre-funded Warrants or common warrants or conversion of convertible notes, pursuant to (i) this Agreement, (ii) each other agreement by and between the Company and each other Investor party thereto of even date herewith in substantially the same form and on the terms set forth herein as this Agreement providing for the issuance of Common Shares, Pre-funded Warrants and common warrants in exchange for cash consideration, (iii) each other agreement by and between the Company and each other investor party thereto of even date herewith in substantially the same form and on the terms set forth herein as this Agreement providing for the issuance of Common Shares and Pre-funded Warrants, except that the consideration therefor shall consist of the transfer of Tokens, and (iv) each other agreement by and between the Company and each other investor party thereto of even date herewith providing for the issuance of convertible notes, except that the consideration therefor shall consist of the transfer of Solana (such approvals, collectively the "Shareholder Approvals");

(xiii) the Company shall have delivered to the Investors a copy of the Equity Transfer and Debt Repayment Agreement, substantially in the form attached hereto as Exhibit C, executed by the Company and the other parties thereto; and

(xiv) the Company shall have delivered to the Investors a copy of the Token Escrow and Custody Agreement, by and between the Company and BitGo Trust Company, Inc., a trust company organized and chartered in South Dakota, as escrow agent and custodian (the "Escrow Agent"), substantially in the form attached hereto as Exhibit D, executed by the Company and the Escrow Agent.

(b) The obligation of the Company to consummate the transactions to be consummated at the Closing, and to issue and sell to each Investor the Securities to be purchased by it at the Closing pursuant to this Agreement, is subject to the satisfaction or waiver in writing of the following conditions precedent:

(i) the representations and warranties of each Investor contained herein shall be true and correct in all material respects, except for those representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, as of the date of this Agreement and as of the Closing Date, as though made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, except for those representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects as of such earlier date;

(ii) each Investor shall have performed or complied with in all material respects all obligations and conditions herein required to be performed or observed by such Investor on or prior to the Closing Date;

(iii) purchase of and payment for the Securities by each Investor shall not be prohibited or enjoined by any law or governmental or court order or regulation;

(iv) except as may be agreed to among the Company and such Investor in accordance with Section 1.2, the Company shall have received payment, by wire transfer of immediately available transfer of Tokens, in the full amount of the Investor's Aggregate Subscription Amount for the number of Securities being purchased by each Investor at the Closing as set forth on each such Investor's signature page to this Agreement; and

(v) the purchase of and payment for the Securities by each Investor shall not be prohibited or enjoined by any law or governmental or court order or regulation and no such prohibition shall have been threatened in writing.

1.4 Use of Proceeds. The Company covenants and agrees that it shall use the net proceeds of the sale of the Shares and Prefunded Warrants hereunder as follows: to further the Company's new digital asset treasury strategy linked to the Token and to explore and expand the use of the native AI functionality of the Token to enhance the business of the Company and the balance of the net proceeds will be used for general corporate and working capital purposes and to pay any fees and expenses in connection with the issuance of the Shares and the Prefunded Warrants.

2. Representations and Warranties of the Company. The Company represents and warrants to each of the Investors that, except as set forth in the disclosure schedules attached to this Agreement (the "Disclosure Schedules"), which disclosure schedules shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, as of the date of this Agreement and as of the Closing Date:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Province of Ontario, Canada and has all requisite corporate power and authority to carry on its business as now conducted and described in the SEC Documents. The Company is duly qualified to transact business and is in good standing in each jurisdiction, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect. Other than the Persons set forth in Section 2.1 of the Disclosure Schedules, the Company has no Subsidiaries. Each of the Subsidiaries is (i) duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite power and authority to carry on its business as now conducted and to own or lease its properties and (ii) qualified to do business as a foreign corporation and in good standing in each jurisdiction in which such qualification is required, except in each case as would not reasonably be expected to have a Material Adverse Effect. "Subsidiaries" means any Person in which the Company, directly or indirectly, (i) owns any of the outstanding share capital or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a "Subsidiary. "Person" means any individual, corporation, partnership, limited liability company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity. "Material Adverse Effect" means any change, event, circumstance, development, condition, occurrence or effect that, individually or in the aggregate, (a) was, is, or would reasonably be expected to be, materially adverse to the business, financial condition, properties, assets, liabilities, stockholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) materially delays or materially impairs the ability of the Company to comply, or prevents the Company from complying, with its obligations under this Agreement, the other Transaction Documents, or with respect to the Closing, or would reasonably be expected to do so.

2.2 Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and Prefunded Warrants and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Prefunded Warrants) have been duly authorized by the Company's board of directors (or a committee thereof), and (other than the notice and/or application(s) to the Principal Market and each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and the filing of Form D with the U.S. Securities and Exchange Commission (the "Commission" or "SEC"), if required, and such filings as are required to be made under applicable state securities laws (the "Required Approvals") no further consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or its Subsidiaries, their respective boards of directors or their shareholders or other governing body except where the failure to obtain such consent, approval, order, authorization, registration, qualification, designation or declaration, as applicable, could not have or reasonably be expected to result in a Material Adverse Effect. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. "Transaction Documents" means, collectively, this Agreement and the Prefunded Warrants and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

2.3 Valid Issuance of the Securities. The Shares being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be issued free and clear of any liens or other restrictions (other than those as provided in this Agreement or restrictions on transfer under applicable state and federal securities laws), and the holder of the Shares shall be entitled to all rights accorded to a holder of Common Shares. The Prefunded Warrants being purchased by the Investors hereunder, when paid for and issued in accordance with the Transaction Documents, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Warrant Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer (other than restrictions on transfer under the Transaction Documents and applicable state and federal securities laws), and the holder of the Warrant Shares shall be entitled to all rights accorded to a holder of Common Shares.  The issuance and delivery of the Shares and the Warrants does not, and the exercise in full of the Prefunded Warrants and the issuance and delivery of the Warrant Shares (as applicable) thereupon will not, (a) obligate the Company to offer to issue, or issue, Common Shares or other securities to any Person (other than the Investors) pursuant to any preemptive rights, rights of first refusal, rights of participation or similar rights, or (b) result in any adjustment (automatic, at the election of any Person or otherwise) of the exercise, conversion, exchange or reset price under, or any other anti-dilution adjustment pursuant to, any outstanding securities of the Company. Subject to the accuracy of the representations and warranties made by the Investors in Section 3 of this Agreement, the offer and sale of the Securities to the Investors is, and will be, (i) exempt from the registration and prospectus delivery requirements of the 1933 Act and (ii) exempt from (or otherwise not subject to) the registration and qualification requirements of applicable securities laws of the states of the United States.

2.4 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares, the Prefunded Warrants, and the Warrant Shares and the reservation for issuance of the Warrant Shares) will not (i) result in a violation of the articles of incorporation of the Company, as amended to date (the "Articles of Incorporation") (including, without limitation, any certificate of designation contained therein), bylaws of the Company, as amended to date (the "Bylaws") or other organizational documents of the Company or any of its Subsidiaries, or any share capital or other securities of the Company or any of its Subsidiaries, (ii) conflict with or result in a violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a benefit under any agreement or instrument, credit facility, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or any of its Subsidiaries or their respective properties or assets, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its Subsidiaries is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market and including all applicable foreign, federal and state laws, rules and regulations, including the laws, rules and regulations of Canada), or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

2.5 Offering and Consents. Subject to the truth and accuracy of each Investor's representations and warranties set forth in Section 3 of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement is, and will be, (i) exempt from the registration and prospectus delivery requirements of the 1933 Act and (ii) exempt from (or otherwise not subject to) the registration and qualification requirements of applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market or any other market or quotation system on which the Company's securities trade. Assuming the accuracy of the representations and warranties of each Investor set forth in Section 3 of this Agreement, no consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the authorization, execution or delivery by the Company of the Transaction Documents, the issuance and sale of the Securities and the performance by the Company of its other obligations under the Transaction Documents, except (a) as have been or will be obtained or made under the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), (b) the filing of any requisite notices and/or application(s) to the Principal Market for the issuance and sale of the Securities and the listing of the Shares or the Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (c) customary post-closing filings with the SEC or pursuant to state securities laws in connection with the offer and sale of the Shares or the Warrant Shares by the Company in the manner contemplated herein, which will be filed on a timely basis, (d) the filing of the registration statement required to be filed pursuant to Section 4.8 of this Agreement, or (e) such that the failure of which to obtain would not have a Material Adverse Effect. All notices, consents, authorizations, orders, filings and registrations which the Company is required to deliver or obtain prior to the Closing pursuant to the preceding sentence have been obtained or made or will be delivered or obtained or effected, and shall remain in full force and effect, on or prior to the Closing.

2.6 No Integrated Offering. None of the Company, its Subsidiaries or any of their Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of the Company for purposes of the 1933 Act, the rules and regulations of the Principal Market or under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act (other than pursuant to the registration provisions of this Agreement) or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company. "Affiliate" means, with respect to any specified Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For purposes of this definition, "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

2.7 SEC Documents; Financial Statements. The Company has filed all forms, statements, certifications, reports and documents required to be filed by it with the SEC under Section 13, 14(a) and 15(d) of the 1934 Act for the one (1) year preceding the date of this Agreement and is in compliance with General Instruction I.A.3 of Form S-3. "SEC Documents" means (a) the Company's most recently filed Annual Report on Form 10-K and (b) all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed or furnished (as applicable) by the Company following the end of the most recent fiscal year for which an Annual Report on Form 10-K has been filed and prior to the execution of this Agreement, together in each case with any documents incorporated by reference therein or exhibits thereto. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments from the SEC staff with respect to the SEC Documents. To the Company's knowledge, none of the SEC Documents are the subject of an ongoing SEC review.  The interactive data in eXtensible Business Reporting Language included in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the SEC's rules and guidelines applicable thereto. The Company is not, and has never been, an issuer subject to Rule 144(i) under the 1933 Act. The consolidated financial statements of the Company included in the SEC Documents (collectively, the "Financial Statements") comply in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. Except as set forth in the Financial Statements filed prior to the date of this Agreement, the Company has not incurred any liabilities, contingent or otherwise, except (i) those incurred in the ordinary course of business, consistent with past practices since the date of such financial statements or (ii) liabilities not required under GAAP to be reflected in the Financial Statements, in either case, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect. No other information provided by or on behalf of the Company to any of the Investors which is not included in the SEC Documents (including, without limitation, information in the Disclosure Schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the Financial Statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents, nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

2.8 Absence of Certain Changes. Since December 31, 2024, (a) the Company has conducted its business only in the ordinary course of business; (b) there have been no material transactions entered into by the Company or any of its Subsidiaries (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto) that have not been disclosed in the SEC Documents; (c) there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries that has not been disclosed in the SEC Documents; (d) there has been no material change to any material contract or arrangement by which the Company or any of its Subsidiaries is bound or to which any of its assets or properties is subject has been entered into that has not been disclosed in the SEC Documents; and (e) there has not been any other event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect. Since December 31, 2024, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Except as disclosed in the Disclosure Schedules, neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 2.8, "Insolvent" means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company's and its Subsidiaries' assets is less than the amount required to pay the Company's and its Subsidiaries' total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company's or such Subsidiary's (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company's or such Subsidiary's remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. "Indebtedness" means, with respect to any Person, (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all capital lease obligations, (iv) all obligations for the deferred purchase price of property or services.

2.9 No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1  or Form S-3 filed with the Commission relating to an issuance and sale by the Company of its Common Shares and which has not been publicly announced or (ii) could have a Material Adverse Effect.

2.10 Capitalization. The Company's disclosure of its authorized, issued and outstanding capital stock in the SEC Documents containing such disclosure was accurate in all material respects as of the date indicated in such SEC Documents. Except as disclosed in the SEC Documents, the Company has not issued any capital stock since its most recently filed periodic report under the 1934 Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Shares, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Common Shares or other securities. The issuance and sale of the Securities will not obligate the Company to issue Common Shares or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any mandatory redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement that is not otherwise disclosed in the SEC Documents. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all applicable foreign, federal and state securities laws. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive or other similar rights of any securityholder of the Company which have not been waived, and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties.

2.11 Litigation. Except as disclosed in the SEC Documents and as set forth in Section 2.11 of the Disclosure Schedules, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or its Subsidiaries that questions the validity of this Agreement or the Prefunded Warrants, or the right of the Company to enter into such agreements, or to consummate the transactions completed thereunder, or which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon the Company or any of its Subsidiaries that have had or would reasonably be expected to have a Material Adverse Effect, nor is the Company or the Subsidiary aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's or the Subsidiary's employees, their use in connection with the Company's or the Subsidiary's business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. Neither the Company nor the Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Except as set forth in Section 2.11 of the Disclosure Schedules, there is no action, suit, proceeding or investigation by the Company or the Subsidiary currently pending or that the Company intends to initiate. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any director or officer of the Company or any Subsidiary, is, or within the last five (5) years has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws relating to the Company or such Subsidiary or a claim of breach of fiduciary duty relating to the Company or such Subsidiary.

2.12 Transactions With Affiliates and Employees. Except as set forth in the SEC Documents and as set forth in Section 2.12 of the Disclosure Schedule, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of US$120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

2.13 Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are, and since January 1, 2024, have been in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 and any and all applicable rules and regulations promulgated by the Commission. The Company and the Subsidiaries maintain internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15(d)-15(f) under the 1934 Act) that is designed to comply with the requirements of the 1934 Act applicable to the Company and effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP or any other criteria applicable to such statements, and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established and maintained disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information (both financial and non-financial) required to be disclosed by the Company in the reports it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms. The Company's certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic annual report under the 1934 Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic annual report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the 1934 Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

2.14 Investment Company. The Company believes it is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, does not expect to be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company will use best efforts to conduct its business in a manner so that it will not become an "investment company" subject to registration under the Investment Company Act of 1940, as amended.

2.15 Listing and Maintenance Requirements. The Common Shares are registered pursuant to Section 12(b) of the 1934 Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Shares under the 1934 Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The issued and outstanding Common Shares are listed for trading on the Principal Market under the symbol "FLGC". Except as set forth in the SEC Documents or Section 2.15 of the Disclosure Schedules, the Company has not in the twelve (12) months preceding the date hereof received notice from the Principal Market or any other Trading Market on which Common Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market or other Trading Market. "Trading Market" means any of the following markets or exchanges on which the Common Shares is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing). Except as set forth in the SEC Documents or Section 2.15 of the Disclosure Schedules, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

2.16 Application of Takeover Protections. No control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company's Articles of Incorporation (or similar charter documents) or the laws of Ontario, Canada that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Investors' ownership of the Securities, is applicable to the Company.

2.17 Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim. No audits, examinations, or other proceedings with respect to any material amounts of Taxes of the Company and its Subsidiaries are presently in progress or have been asserted or proposed in writing without subsequently being paid, settled or withdrawn.  There are no liens on any of the assets of the Company.  At all times since inception, the Company has been and continues to be classified as a corporation for U.S. federal income tax purposes.  Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Code Section 897(c)-2 during the period specified in Code Section 897(c)(1)(A)(ii).

2.18 No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising (within the meaning of Regulation D of the 1933 Act). The Company has offered the Securities for sale only to the Investors and certain other "accredited investors" within the meaning of Rule 501 under the 1933 Act. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3 of this Agreement, neither the Company nor any of its Affiliates, its Subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder for the exemption from registration for the transactions contemplated hereby.

2.19 Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other Person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

2.20 No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents.

2.21 Acknowledgment Regarding Investors' Purchase of Securities. The Company acknowledges and agrees that the Investors are acting solely in the capacity of an arm's length Investor with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors' purchase of the Securities. The Company further represents to the Investors that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

2.22 Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

2.23 Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

2.24 Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable U.S. and foreign financial record-keeping and reporting requirements, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no Action (as defined below), suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

2.25 Registration Rights. Except as set forth in the Transaction Agreements or as disclosed in the SEC Reports, the Company is presently not under any obligation, and has not granted any rights, to register under the 1933 Act any of the Company's presently outstanding securities or any of its securities that may hereafter be issued, other than such rights and obligations that have expired or been satisfied or waived.

2.26 Price Stabilization of Common Shares.  The Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Shares to facilitate the sale or resale of the Shares or the Warrant Shares.

2.27  Environmental Laws.  The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder ("Environmental Laws"); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

2.28  Title.  Each of the Company and its Subsidiaries has good and marketable title to all personal property owned by it that is material to the business of the Company, free and clear of all liens, encumbrances and defects except such as do not materially and adversely affect the value of such property and do not materially and adversely interfere with the use made and proposed to be made of such property by the Company or its Subsidiaries, as the case may be.  Any real property and buildings held under lease by the Company or its Subsidiaries is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or its Subsidiaries, as the case may be.  The Company does not own any real property.

2.29 Insurance.  The Company carries or is entitled to the benefits of insurance in such amounts and covering such risks that is customary for comparably situated companies and is adequate for the conduct of its business and the value of its real and personal properties (owned or leased) and tangible assets, and each of such insurance policies is in full force and effect and the Company is in compliance in all material respects with the terms of such insurance policies.  Other than customary end-of-policy notifications from insurance carriers, since January 1, 2025, the Company has not received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any material insurance policy or (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy.

2.30 [Reserved.]

2.31 Cybersecurity. (i) (a) There has been no security breach or other compromise of or relating to any of the Company's or any Subsidiary's information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, "IT Systems and Data") and (b) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except, in the case of clauses (i) and (ii) herein, as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

2.32 Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations regarding the collection, use, storage, retention, disclosure, transfer, disposal, or any other processing (collectively "Process" or "Processing") of Personal Data, including without limitation HIPAA, the EU General Data Protection Regulation ("GDPR") (Regulation (EU) No. 2016/679), all other local, state, federal, national, supranational and foreign laws relating to the regulation of the Company or its Subsidiaries, and the regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof (collectively, the "Privacy Laws"). To ensure material compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take all appropriate steps necessary to ensure compliance in all material respects with their policies and procedures relating to data privacy and security, and the Processing of Personal Data and Confidential Data (the "Privacy Statements"). The Company and its Subsidiaries have, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, at all times since inception provided accurate notice of their Privacy Statements then in effect to its customers, employees, third party vendors and representatives. None of such disclosures made or contained in any Privacy Statements have been materially inaccurate, misleading, incomplete, or in material violation of any Privacy Laws.

2.33 No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act, none of the Company, any of its predecessors, any Affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of twenty percent (20%) or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investors a copy of any disclosures provided thereunder.

2.34 Disclosure; No Additional Agreements. All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof. There are no agreements or understandings between the Company and any Investor with respect to the transactions contemplated by the Transaction Documents other than (i) as specified in the Transaction Documents and (ii) any side letter agreements with any of the Investors, which side letters the Company has shared with all Investors.

3. Representations and Warranties of the Investors. Each Investor hereby represents and warrants to the Company on the date hereof and on the Closing Date that:

3.1 Authorization. Such Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. Such Investor has full power and authority to enter into this Agreement, and the Agreement constitutes its valid and legally binding obligation, enforceable against such Investor in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution, delivery and performance of this Agreement by such Investor and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary all necessary corporate, partnership, limited liability company or similar legal action, as applicable, and no further consent or authorization of such Investor is required.

3.2 No Conflict. The execution, delivery and performance of this Agreement by such Investor and the consummation by such Investor of the transactions contemplated thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Investor is a party or by which such Investor is bound or to which any of the property or assets of such Investor is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of such Investor, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Investor or the property or assets of such Investor, except in the case of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement.

3.3 Purchase Entirely for Own Account. The Investor is purchasing the Securities solely for the Investor's own account and not for the account of others, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to the Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.  Notwithstanding the foregoing, if the Investor is purchasing the Securities as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account. The Investor has no present arrangement to sell the Securities to or through any person or entity. The Investor understands that the Securities must be held indefinitely unless such Securities are resold pursuant to a registration statement under the 1933 Act or an exemption from registration is available. Nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Securities for any period of time.

3.4 Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Such Investor further represents that it has had an opportunity to ask questions and received answers from the Company regarding the terms and conditions of the offering of the Securities, the merits and risks of investing in the Securities and the business, properties, prospects and financial condition of the Company. Such Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, limit or otherwise affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

3.5 Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge, sophistication and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities and has so evaluated the merits and risks of such investment. The Investor has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Investor has considered necessary to make an informed investment decision. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Securities. The Investor acknowledges that the Investor (i) is a sophisticated investor, experienced in investing in private placements of equity securities and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (ii) has exercised independent judgment in evaluating its participation in the purchase of the Securities. The Investor acknowledges that the Investor is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in the Company's filings with the SEC. Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Investor. The Investor is, at this time and in the foreseeable future, able to afford the loss of the Investor's entire investment in the Securities and the Investor acknowledges specifically that a possibility of total loss exists.

3.6 Investor Status. At the time such Investor was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either (i) an "accredited investor" within the meaning of Rule 501(a) under Regulation D promulgated pursuant to the 1933 Act (a "U.S. Accredited Investor"), (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the 1933 Act that is also a U.S. Accredited Investor or (iii) a person that is (A) not a "U.S. person" (as defined in Rule 902(k) of Regulation S under the 1933 Act), (B) not a person in the United States, (C) made its investment decision with respect to the Securities outside of the United States, (D) signed this Agreement outside of the United States and (E) did not make its investment decision with respect to the Securities as a result of any "directed selling efforts" (as defined in Rule 902(c) of Regulation S under the 1933 Act). The Investor further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) that it has not been organized for the purpose of acquiring the Securities and is an "institutional account" as defined by FINRA Rule 4512(c).

3.7 No Disqualification Events. To the extent the Investor is one of the covered persons identified in Rule 506(d)(1), the Investor represents that no Disqualification Event is applicable to the Investor or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Investor hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Investor or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section, "Rule 506(d) Related Party" means a person or entity that is a beneficial owner of the Investor's securities for purposes of Rule 506(d) of the 1933 Act.

3.8 Restricted Securities. Such Investor understands that the Securities will be characterized as "restricted securities" under the federal securities laws of the United States inasmuch as the Securities have been registered under the 1933 Act or under the "blue sky" laws of any jurisdiction and that under such laws and applicable regulations such securities may be resold only if registered pursuant to the 1933 Act or without registration under the 1933 Act, if eligible, pursuant to the provisions of Rule 144 promulgated by the Commission pursuant to the Act ("Rule 144") or pursuant to another available exemption from the registration requirement of the 1933 Act. Such Investor represents that it is familiar with Rule 144, and understands the resale limitations imposed thereby and by the Act. Such Investor has been advised and understands that the Company, in issuing the Securities, is relying upon, among other things, the representations and warranties of such Investor contained in this Section 3 in concluding that such issuance is a "private offering" and is exempt from the registration provisions of the Act. Such Investor is aware that the Company is under no obligation to effect any such registration with respect to the Securities, or to file for or comply with any exemption from registration, except as otherwise contemplated in this Agreement.

3.9 Exculpation Among Investors. The Investor acknowledges that it is not relying upon any Person, firm or corporation in making its investment or decision to invest in the Company. Neither the Investor nor any of its controlling persons, officers, directors, partners, agents or employees shall be liable to any other equity holder in the Company for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

3.10 Foreign Investors. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Investor's subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Investor's jurisdiction.

3.11 No General Solicitation. Such Investor is not, to such Investor's knowledge, purchasing the Securities as a result of any form of general solicitation or general advertising (within the meaning of Regulation D of the 1933 Act) including an advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio presented at any seminar.

3.12 Residence. If the Investor is an individual, then the Investor resides in the state or province identified in the address of the Investor set forth on the signature page hereto; if the Investor is a partnership, corporation, limited liability company or other entity, then the office or offices of the Investor in which its principal place of business is identified in the address or addresses of the Investor set forth on the signature page hereto.

3.13 Certain Fees. No fees or commissions are or will be payable by such Investor to brokers, finders or investment bankers with respect to the purchase of any of the Securities or the consummation of the transactions contemplated by this Agreement. The Investor agrees that it will indemnify and hold harmless the Company from and against any and all claims, demands or liabilities for broker's, finder's, placement, or other similar fees or commissions incurred by such Investor or alleged to have been incurred by such Investor in connection with the purchase of the Securities or the consummation of the transactions contemplated by this Agreement.

3.14 Information. Such Investor shall cooperate reasonably with the Company to provide any information necessary for the Company to make any applicable filings, including but not limited to, filings with the Commission and pursuant to applicable state securities laws.

3.15 Independent Investment Decision. The Investor understands that nothing in the Transaction Documents or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in such Investor's sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

3.16 Reliance by the Company. Such Investor understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.

3.17  Marketable Title to Tokens. With respect to any Tokens delivered as consideration, Investor is the sole owner of the entire right, title and interest in and to, or has a valid exclusive license or other sufficient exclusive legal right under, the Tokens. The Investor has made no prior transfer of the Tokens or of any interest therein.  Investor has, and Company will have, on the Closing Date, good and marketable title to the Tokens, free and clear of all liens, claims, charges and encumbrances of any kind whatsoever. As of the Closing Date, the Tokens will be fully vested and are not subject to any restrictions on transfer by Investor that may otherwise bind the Investor.

4. Other Agreements.

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(c), the Company may require the transferor thereof to provide to the Company an opinion of counsel of recognized standing selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of an Investor under this Agreement.

(b) The Investors agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities that are certificated in substantially the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS SECURITY IS] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND THIS SECURITY WAS ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SIMILAR EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c) The Company acknowledges and agrees that an Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the 1933 Act and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the 1933 Act.

(d) If an Investor has resold all or a portion of the Securities in a manner described under the caption "Plan of Distribution" in a then-effective and available Registration Statement or pursuant to Rule 144 or other available exemption from registration under the 1933 Act, such Investor shall promptly (a) send a confirmation to the Company's transfer agent setting forth the number of such Securities that have been so resold and the date of such resale (such confirmation, the "Transfer Agent Confirmation") and (b) deliver to the Company, the transfer agent and legal counsel to the Company a customary seller's representation letter and broker's representation letter confirming the resale of such Securities in the manner described above, together with any other documentation reasonably required by the transfer agent and/or the Depository Trust Company and, if applicable and requested by the Company in the event of a sale of Securities by the Investor pursuant to an exemption from the registration requirements under the 1933 Act, other than in reliance on Rule 144, a legal opinion of recognized counsel that the sale of such shares did not require registration under the 1933 Act, in a form and substance reasonably satisfactory to the Company and its legal counsel (the "Resale Deliverables"). The Company and the Investor hereby acknowledge that, if and when such Investor has (i) resold Securities in a manner described under the caption "Plan of Distribution" in a then-effective and available Registration Statement or pursuant to Rule 144 or other available exemption from registration under the 1933 Act and (ii) delivered the Resale Deliverables, the Company shall instruct the transfer agent to cause such shares to be credited to accounts designated by the Investor for the persons who purchased such Securities from the Investor no later than two (2) Trading Days following the delivery by such Investor of the Resale Deliverables (the "Share Delivery Deadline"). Upon the written request by the Investor to the Company if, at the time of such request, regardless of whether such Investor has resold all or any portion of the Securities, such Investor (i) is not, and has not been during the preceding three months, an affiliate of the Company, and (ii) has held the portion of the Securities subject to such request for at least six months as determined in accordance with Rule 144, and at such time no other requirements would need to be satisfied in order for the Investor to sell the Securities under Rule 144, the Company shall, no later than two (2) Trading Days following the delivery by such Investor to the Company's transfer agent of one or more legended certificates or book-entry statements representing such Securities issued to such Investor together with such other documentation from such Investor and its designated broker as the transfer agent or the Company deems necessary and appropriate to authorize the transfer agent to remove the 1933 Act restrictive legend (and any stop transfer instructions placed against transfer of any such Securities) affixed to the portion of such Securities for which all conditions to such Investor's ability to resell under Rule 144 have then been satisfied (such date, the "Legend Removal Date"). At the time the Company authorizes the removal of the 1933 Act restrictive legend (and any stop transfer instructions placed against transfer of any such Securities) pursuant to this Section 4.1(d), upon delivery of the Resale Deliverables, the Company shall also use its commercially reasonable efforts, at its sole expense, to cause its legal counsel to issue to the transfer agent a legal opinion or direction letter instructing the transfer agent that it is authorized to remove the 1933 Act restrictive legend affixed to such Securities as contemplated by this Section 4.1(d). The Company shall be responsible for the fees of its transfer agent and any Depository Trust Company fees associated with such issuance.

(e) In addition to such Investor's other available remedies, the Company shall pay to an Investor, in cash, (i) as partial liquidated damages and not as a penalty, for each US$1,000 of Shares or Warrant Shares delivered for removal of the restrictive legend and subject to Section 4.1(d), US$5 per Trading Day (increasing to US$10 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date or Share Delivery Deadline until such certificate is delivered without a legend or such Shares are credited to accounts designated by the Investor for the persons who purchased such Securities from the Investor, as applicable, and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to an Investor by the Legend Removal Date a certificate representing the Shares or Warrant Shares so delivered to the Company by such Investor that is free from all restrictive and other legends or to cause Shares to be are credited to accounts designated by the Investor for the persons who purchased such Securities from the Investor, as applicable, and (b) if after the Legend Removal Date such Investor purchases (in an open market transaction or otherwise) Common Shares to deliver in satisfaction of a sale by such Investor of all or any portion of the number of Shares or Warrant Shares, or a sale of a number of Common Shares equal to all or any portion of the number of Shares or Warrant Shares that such Investor anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Investor's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Common Shares so purchased (the "Buy-In Price") over the product of (A) such number of Shares or Warrant Shares that the Company was required to deliver to such Investor by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Shares on any Trading Day during the period commencing on the date of delivery by such Investor to the Company of the applicable Shares or Warrant Shares and ending on the date of such delivery and payment under this clause (ii).

(f) Each Investor, severally and not jointly with the other Investors, agrees with the Company that such Investor will sell any Securities pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance upon this understanding.

4.2 Furnishing of Information; Public Information. While any Investor holds Securities, the Company covenants to maintain the registration of the Common Shares under Section 12(b) or 12(g) of the 1934 Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the 1934 Act. At any time during the period commencing from the six (6) month anniversary of the date of this Agreement and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a "Public Information Failure") then, in addition to such Investor's other available remedies, the Company shall pay to an Investor, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to one percent (1.0%) of the aggregate Subscription Amount of such Investor's Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty (30) days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Investors to transfer the Shares or Warrant Shares pursuant to Rule 144.  The payments to which an Investor shall be entitled pursuant to this Section 4.2 are referred to herein as "Public Information Failure Payments."  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Trading Day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full.  Nothing herein shall limit such Investor's right to pursue actual damages for the Public Information Failure, and such Investor shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Agreement, issue a press release and/or file with the SEC a Current Report on Form 8-K (including, in the case of a Current Report on Form 8-K, all required exhibits thereto, the "Disclosure Document") disclosing (i) all material terms of the transactions contemplated hereby and by the other Transaction Documents and, if the Disclosure Document is a Current Report on Form 8-K, attaching this Agreement and the other Transaction Documents as exhibits to such Disclosure Document, and (ii) all material non-public information concerning the Company disclosed to the Investors. Following the issuance or filing of the Disclosure Document, no Investor shall be in possession of any material non-public information concerning the Company disclosed to the Investors by the Company or its representatives.  The Company understands and confirms that the Investors will rely on the foregoing representation in effecting securities transactions.  In addition, unless it has already done so by filing the Disclosure Document, on or before the fourth (4th) Business Day following the date of this Agreement, the Company shall file with the SEC a Current Report on Form 8-K disclosing all material terms of the transactions contemplated by this Agreement.  Notwithstanding anything in this Agreement to the contrary, the Company shall not publicly disclose the name of any Investor or any of its Affiliates or advisors, or include the name of any Investor or any of its Affiliates or advisors in any press release or filing with the SEC (other than any registration statement contemplated by this Agreement) or any regulatory agency, without the prior written consent of the Investor, except (i) as required by the federal securities law in connection with (A) any registration statement contemplated by this Agreement and (B) the filing of final Transaction Documents with the SEC or pursuant to other routine proceedings of regulatory authorities, or (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of the Nasdaq Capital Market.

4.5 Indemnification of Investors. Subject to the provisions of this Section 4.5, the Company will indemnify and hold the Investors and their directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Investor (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any the Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any Action instituted against the Investor Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of the Investor Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such Action is solely based upon a material breach of the Investor Party's representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Investor Party may have with any such stockholder or any violations by the Investor Party of state or federal securities laws or any conduct by the Investor Party which constitutes fraud, gross negligence or willful misconduct). If any Action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, the Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to employ separate counsel in any such Action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of the Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such Action there is, in the reasonable opinion of Investors' counsel, a material conflict on any material issue between the position of the Company and the position of the Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Investor Party under this Agreement (y) for any settlement by an Investor Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party's breach of any of the representations, warranties, covenants or agreements made by the Investor Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.5 shall be made by advancement of periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Investor Party against the Company or others and any liabilities the Company may be subject to pursuant to law; provided, however, that no Investor shall be entitled to any double recovery of damages as a result of the exercise of any other such right.

4.6 Listing of Common Shares. The Company hereby agrees to take all action immediately prior to the date hereof to file a Listing of Additional Shares Notification Form with the Principal Market relating to the transaction contemplated hereby. The Company will use commercially reasonable efforts to maintain the listing or quotation of the Common Shares on the Principal Market on which it is currently listed. The Company further agrees, if the Company applies to have the Common Shares traded on any other Trading Market, it will then include in such application all of the Shares and the Warrant Shares and will take such other action as is necessary to cause all of the Shares and the Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Shares on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the rules of the Principal Market and any other Trading Market. The Company agrees to maintain the eligibility of the Common Shares for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.7 Available Common Shares. As of the date of this Agreement, the Company has capacity under the rules and regulations of the Principal Market to issue up to 116,340 Common Shares without obtaining Shareholder Approval.

4.8 Resale Registration.

(a) The Company shall prepare and file with the Commission a resale registration statement on Form S-3 (or, if Form S-3 is not then available to the Company, such other form as is then available to register the resale of the Shares and Warrant Shares) covering the resale of all of the Shares and Warrant Shares issued pursuant to this Agreement (the "Registration Statement") no later than the six (6) month anniversary of the date of the Shareholder Approvals (the "Filing Date"). The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as promptly as practicable, but in any event no later than sixty (60) calendar days following the Filing Date (the "Effectiveness Date"). If the Commission notifies the Company that it will not review the Registration Statement or has no comments thereto, the Company shall cause the Registration Statement to be declared effective no later than five (5) Business Days after the date on which the Company receives such notification from the Commission. In the event the Company files a Registration Statement on Form S-1, the Company shall use its commercially reasonable efforts to convert the Registration Statement on Form S-1 to a Registration Statement on Form S-3 as soon as practicable after the Company is eligible to use Form S-3. The Company shall maintain a Registration Statement in accordance with the terms hereof, and shall use commercially reasonable efforts to prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Registration Statement continuously effective, available for use to permit the Investors named therein to sell their Shares and/or Warrant Shares included therein and in compliance with the provisions of the 1933 Act until such time as there are no longer any Shares or Warrant Shares outstanding. The Company shall qualify or register such securities under applicable blue sky laws in such jurisdictions as reasonably requested by the Investors; provided, however, that the Company shall not be required to qualify to do business, subject itself to general service of process, or become subject to taxation in any such jurisdiction. The Company shall bear all expenses related to the filing, registration, and effectiveness of the Registration Statement, other than underwriting discounts and commissions applicable to the resale of such securities by the Investors.

(b) If (i) the Registration Statement is not filed with the Commission on or before the Filing Date, (ii) the Registration Statement has not been declared effective by the Commission on or before the Effectiveness Date, except to the extent such failure to cause the Registration Statement to be declared effective is due solely to a delay in the Commission's review process, provided that the Company has (A) promptly and fully responded to all comments received from the Commission (and in any event as promptly as reasonably practicable, but no later than five (5) Business Days after receipt of such comments unless responding within such period is not reasonably practicable, in which case the Company shall respond as soon as reasonably practicable thereafter) and (B) otherwise used its commercially reasonable efforts to resolve any comments as promptly as practicable, or (iii) after the Registration Statement has been declared effective, it ceases to remain continuously effective, or the Investors are otherwise unable to use the prospectus included therein to resell the Shares and Warrant Shares for any period of more than fifteen (15) consecutive calendar days or more than an aggregate of thirty (30) calendar days (whether or not consecutive) during any twelve (12)-month period (each, an "Event", and the date on which such Event occurs, the "Event Date"), then, in addition to any other rights available to the Investors, the Company shall pay to each Investor, as partial liquidated damages and not as a penalty, an amount in cash equal to one-and-a-half (1.5%) of the Subscription Amount paid by such Investor for each thirty (30)-day period (pro-rated for partial periods) that any such Event remains uncured. Liquidated damages shall accrue and be payable on a daily basis, without the need for any demand or notice by the Investors. If the Company fails to make any payment pursuant to this Section 4.8(b) when due, the Company shall pay interest on such overdue amounts at a rate of eighteen percent (18%) per annum (or, if lower, the maximum amount permitted by applicable law), accruing daily from the date due until paid in full. The obligations set forth in this Section 4.8 shall survive any termination of this Agreement and shall be in addition to any other rights or remedies available to the Investors at law or in equity.

(c) The Company shall indemnify, defend and hold harmless each Investor, its affiliates, and their respective directors, officers, partners, members, managers, employees, agents and representatives, and each underwriter, if any, and each person, if any, who controls any Investor or underwriter within the meaning of the 1933 Act or the 1934 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus or any amendment or supplement thereto, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon information furnished in writing to the Company by such Investor or underwriter expressly for use therein. The Company shall also reimburse such persons for any legal or other expenses reasonably incurred in connection with investigating, defending or settling any such loss, claim, damage, liability or action. In the event that the foregoing indemnification is unavailable or insufficient to hold any such person harmless, then the Company shall contribute to the amount paid or payable by such person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Investor, underwriter or controlling person, on the other hand, in connection with the statements or omissions that resulted in such loss, claim, damage, liability or expense. The obligations of the Company under this Section 4.8(c) shall survive the completion of the offering and any termination of this Agreement.

4.9 Certain Transactions and Confidentiality. Each of the Investors covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including short sales of any of the Company's securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Form 8-K as described in Section 4.4. Each of the Investors covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the Form 8-K as described in Section 4.4, the Investor will maintain the confidentiality of the existence and terms of this transaction and the information included herein. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) none of the Investors makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Form 8-K as described in Section 4.4, (ii) no Investor shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Form 8-K as described in Section 4.4 and (iii) no Investor shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the Form 8-K as described in Section 4.4. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.10 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities, to the extent required under Regulation D, and to provide a copy thereof, promptly upon request of any Investor.  The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Investors at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Investor.

4.11 Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by the Investors in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and Investor effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

4.12 Reservation of Common Shares. So long as any of the Prefunded Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of Common Shares issuable upon exercise of all the Prefunded Warrants (without regard to any limitations on the exercise of the Preferred Shares set forth therein).

4.13 Restructure of Terms. In the event any changes in the terms of this Agreement or the Securities are required by a Trading Market, the Investors, in their sole discretion, may opt to terminate this Agreement or proceed with such terms as necessary to obtain all required approvals.

4.14 Shareholder Approvals. The Company shall solicit the Shareholder Approvals from each shareholder entitled to vote at a special or annual meeting of shareholders of the Company (the "Shareholder Meeting"). In connection with the Shareholder Meeting, the Company shall file a preliminary proxy statement seeking Shareholder Approval with the Commission no later than October 24, 2025, (x) if there is no SEC review of the preliminary proxy statement, to use commercially reasonable efforts to file the definitive proxy statement related thereto no later than November 10, 2025 and (y) if there is no SEC review of the preliminary proxy statement, to use commercially reasonable efforts to hold the Shareholder Meeting not later than January 9, 2026 (the "Shareholder Meeting Deadline"). If, despite the Company's commercially reasonable efforts, the Shareholder Approvals are not obtained on or prior to the Shareholder Meeting Deadline, the Company shall cause an additional Shareholder Meeting to be held as soon as reasonably practicable. If, despite the Company's commercially reasonable efforts the Shareholder Approvals are not obtained after such subsequent shareholder meeting, the Company shall cause an additional Shareholder Meeting to be held quarterly thereafter until such Shareholder Approvals are obtained.

4.15 Treatment of Tokens. Each of the Company and the Investor agrees that it shall not treat the Tokens as stock or securities for purposes of Section 351(e) of the U.S. Internal Revenue Code, or take an inconsistent position on its tax returns.

5. Miscellaneous.

5.1 Governing Law; Specific Enforcement; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles of such state.

(a) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts described in this Section 5.1, without proof of damages or otherwise (in each case, subject to the terms and conditions of this Section 5.1) (and each party hereto acknowledges and agrees that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.1 shall not be required to provide any bond or other security in connection with any such order or injunction), this being in addition to any other remedy to which they are entitled at law or in equity. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, or that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law.

(b) Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York, for the purposes of any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any governmental entity or any arbitration or mediation tribunal ("Action") or other proceeding arising out of this Agreement and the rights and obligations arising hereunder, and irrevocably and unconditionally waives any objection to the laying of venue of any such Action or proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action or proceeding has been brought in an inconvenient forum. Each party hereto agrees that service of any process, summons, notice or document by registered mail to such party's respective address set forth on the signature pages attached hereto shall be effective service of process for any such Action or proceeding.

(c) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, CLAIM OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, CLAIM OR OTHER PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER VOLUNTARILY AND (iv) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.1.

5.2 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. In the event that any signature is delivered by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such ".pdf" signature page were an original thereof.

5.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.4 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by e-mail or facsimile, (c) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 5.4).

5.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.6 Aggregation of Stock. All Shares held or acquired by Affiliated entities or Persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.7 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

5.8 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts an Investor (or group of Investors), the consent of at least 50.1% in interest of the Securities of such disproportionately impacted Investor (or group of Investors) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of the Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment effected in accordance with this Section 5.8 shall be binding upon each Investor and holder of Securities and the Company.

5.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor (other than by merger). The Investor may assign any or all of its rights under this Agreement to any Person to whom the Investor assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement and the Warrants that apply to the Investor.

5.10 Further Assurances. Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions of this Agreement and compliance with applicable law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms of this Agreement.

5.11 Fees. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, transfer agent fees, DTC (fees or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Investors. Notwithstanding the foregoing, the Company shall pay the reasonable fees and expenses of Goodwin Procter LLP, counsel for certain Investors, in an amount not to exceed US$150,000 in the aggregate.

5.12 Termination. The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(a) upon the mutual written consent of the Company and the Investors that agreed to purchase a majority of the Securities prior to the Closing;

(b) by the Company if any of the conditions set forth in Section 1.3(b) shall have become incapable of fulfillment, and shall not have been waived by the Company;

(c) by an Investor (with respect to itself only) if any of the conditions set forth in Section 1.3(a) shall have become incapable of fulfillment, and shall not have been waived by such Investor; or

(d) by either the Company or an Investor (with respect to itself only) if the Closing has not occurred on or prior to the third (3rd) Trading Day following the date of this Agreement;

provided, however, that, in the case of clauses (b) and (c) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in the Transaction Documents if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing. In the event of termination by the Company or the Investor of its obligations to effect the Closing pursuant to this Section 5.12, written notice thereof shall be given to the other Investors by the Company. Nothing in this Section 5.12 shall be deemed to release any party from any liability for any breach by such party of the other terms and provisions of the Transaction Documents or to impair the right of any party to compel specific performance by any other party of its other obligations under the Transaction Documents.

5.13 Contract Interpretation. This Agreement is the joint product of each Investor and the Company and each provision of this Agreement has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

5.14 Arm's Length Negotiations. For the avoidance of doubt, the parties acknowledge and confirm that the terms and conditions of the Securities were determined as a result of arm's-length negotiations.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FLORA GROWTH CORP.
By:
Name: Dany Vaiman Title: Chief Financial Officer

Address for Notice:

Dany Vaiman, Chief Financial Officer
Flora Growth Corp.
3230 W. Commercial Boulevard, Suite 180
Fort Lauderdale, Florida 33309
Email: dany.vaiman@floragrowth.com

With a copy to (which shall not constitute notice):

Dorsey & Whitney LLP. 66 Wellington Street West, Suite 3400 Toronto, ON M5K 1E6 Attention: Richard Raymer Email: raymer.richard@dorsey.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR INVESTORS FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:
Name:

Address for Notice:

With a copy to (which shall not constitute notice):

Email:

Address for Delivery of Securities to Investor (if not same as address for notice):

N/A

Subscription Amount for Shares:

Number of Shares Purchased:

Subscription Amount for Prefunded Warrants:

Number of Prefunded Warrants Purchased:

Aggregate Subscription Amount (reflecting Fair Market Value of Tokens):

Exhibit A

Form of Prefunded Warrant

[See attached.]

NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND THIS SECURITY WAS ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SIMILAR EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PRE-FUNDED COMMON SHARE PURCHASE WARRANT

FLORA GROWTH CORP.

Warrant No. [●]

Warrant Shares: [●]

This PRE-FUNDED COMMON SHARE PURCHASE WARRANT (this "Warrant"), dated September 26, 2025, certifies that, for value received, [●] or its assigns (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time from and after the Shareholder Approvals (the "Initial Exercise Date") and until this Warrant is exercised in full (the "Termination Date") but not thereafter, to subscribe for and purchase from Flora Growth Corp., an Ontario corporation (the "Company"), up to [●] Common Shares, no par value per share (the "Common Shares") (as subject to adjustment hereunder, the "Warrant Shares"). The purchase price of one Common Share under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), dated September 19, 2025, by and between the Company and the several investors party thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by email (or email attachment) of the Notice of Exercise in the form annexed hereto (the "Notice of Exercise"). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date the Holder delivers the Notice of Exercise, the Holder shall deliver to the Company the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier's check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver to the Holder any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of US$0.0001 per Warrant Share, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than the nominal exercise price of US$0.0001 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date. The remaining unpaid exercise price per Common Share under this Warrant shall be US$0.0001 (subject to adjustment hereunder, the "Exercise Price").

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of "regular trading hours" (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Shares on the principal Trading Market as reported by Bloomberg L.P. ("Bloomberg") as of the time of the Holder's execution of the applicable Notice of Exercise if such Notice of Exercise is executed during "regular trading hours" on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of "regular trading hours" on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of "regular trading hours" on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c).

"Bid Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on a Trading Market, the bid price of the Common Shares for the time in question (or the nearest preceding date) on the Trading Market on which the Common Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Shares are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Shares so reported, or (d) in all other cases, the fair market value of a Common Share as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

"VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Share for such date (or the nearest preceding date) on the Trading Market on which the Common Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Shares are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Common Share so reported, or (d) in all other cases, the fair market value of a s Common Share as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

"Trading Market" means any of the following markets or exchanges on which the Common Shares are listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTCQX, or the OTCQB.

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's or its designee's balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the "Warrant Share Delivery Date"). provided, however, that if payment of the aggregate Exercise Price is received after 12:00 P.M., New York City time on the Warrant Share Delivery Date, then the Warrant Share Delivery Date shall be extended by one (1) additional Trading Day. Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each US$1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Shares on the date of the applicable Notice of Exercise), US$5 per Trading Day (increasing to US$10 per Trading Day on the fifth (5th) Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Company's primary Trading Market with respect to the Common Shares as in effect on the date of delivery of the Notice of Exercise. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 12:00 p.m. (New York City time) on the Initial Exercise Date, which may be delivered at any time after the time of execution of the Securities Purchase Agreement, the Company agrees to use reasonable efforts to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the date following the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder's brokerage firm otherwise purchases, Common Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Common Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Shares having a total purchase price of US$11,000 to cover a Buy-In with respect to an attempted exercise Common Shares with an aggregate sale price giving rise to such purchase obligation of US$10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder US$1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver the Common Shares upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

viii. Legend. Unless and until there is an effective registration statement under the Securities Act and under applicable state securities or blue sky laws registering the Warrant Shares, all Warrant Shares issued shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND THIS SECURITY WAS ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SIMILAR EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

e) Holder's Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder's Affiliates (such Persons, "Attribution Parties")), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of Common Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including, without limitation, any other Common Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall not have an obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company's most recent periodic or annual report filed with the Securities and Exchange Commission (the "Commission"), as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of Common Shares outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Common Shares was reported. The "Beneficial Ownership Limitation" shall be [4.99%][9.99%] of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon exercise of this Warrant. Any change in the Beneficial Ownership Limitation will not be effective until the 61st day after such change is agreed to. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on its Common Shares or any other equity or equity equivalent securities payable in Common Shares (which, for avoidance of doubt, shall not include any Common Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding Common Shares into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding Common Shares into a smaller number of shares, or (iv) issues by reclassification of the Common Shares any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Common Shares (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of Common Shares outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to (but without duplication of) any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Share Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Shares (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Common Shares acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Shares are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such Common Shares as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Shares, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of Common Shares acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Common Shares are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any Common Shares as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any material subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Shares are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Shares, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding Common Shares or becomes the beneficial owner of 50% of the voting power represented by our outstanding Common Shares (not including any Common Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), provided that, a primary issuance of securities by the Company in a financing transaction shall not constitute a Fundamental Transaction, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of Common Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Common Share in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the Common Shares acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the Common Shares pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

e) Calculations. All calculations under this Section 3 shall be made by the Company to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of Common Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Common Shares (excluding treasury shares, if any) issued and outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Shares, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Shares, (C) the Company shall authorize the granting to all holders of the Common Shares rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Shares, any consolidation or merger to which the Company (or any of its material subsidiaries) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Shares is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Shares of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the material subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

g) Voluntary Adjustment By Company. Subject to applicable securities laws and the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant, subject to the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the office of the Company designated for such purpose, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an Assignment Form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 6. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a "cashless exercise" pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Shares a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Shares may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Holder agree that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against the Company, the Holder or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. The Company and the Holder each irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. The Company and the Holder each irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If the Company or the Holder shall commence an action or proceeding to enforce any provisions of this Warrant, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Non-waiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

FLORA GROWTH CORP.

By:
Name: Dany Vaiman
Title: Chief Financial Officer

NOTICE OF EXERCISE

TO: FLORA GROWTH CORP.

(1) The undersigned hereby elects to purchase __________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

___________________________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

___________________________________________________

___________________________________________________

___________________________________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name: ________________________________________________

Address: ______________________________________________

Phone Number: ________________________________________

Email Address: _________________________________________

Dated: ________________________________________________

Holder's Signature: ______________________________________

Holder's Address: _______________________________________

Exhibit B

Form of Voting Agreement

[See attached.]

VOTING AGREEMENT

September 26, 2025

This Voting Agreement, dated as of the date first set forth above (this "Agreement"), is entered into by and between Flora Growth Corp., an Ontario corporation (the "Company"), and each of the shareholders of the Company whose names appear on the signature pages of this Agreement (each, a "Company Shareholder" and, collectively, the "Company Shareholders"). The Company and each Company Shareholder may be referred to herein individually as a "Party" and collectively as the "Parties".

WHEREAS, the Company has entered into Securities Purchase Agreements (as may be amended from time to time in accordance with the terms thereof, the "SPA"), pursuant to which the Company shall issue to the investors party thereto (the "Investors"), on a private placement basis in one or more transactions: common shares of the Company (the "PIPE Shares"); pre-funded warrants (the "PIPE PFWs"), each exercisable to purchase one common share of the Company (the "PIPE PFW Shares"); common warrants ("PIPE Warrants"), each exercisable to purchase one common share of the Company (the "PIPE Warrant Shares"); and/or convertible notes (the "PIPE Notes" and together with the PIPE Shares, the PIPE PFWs, the PIPE PFW Shares, the PIPE Warrants and PIPE Warrant Shares, the "PIPE Securities");

WHEREAS, as of the date hereof, each Company Shareholder beneficially owns the number of common shares of the Company ("Common Shares"), and the number of securities exercisable or convertible for Common Shares, as set forth below such Company Shareholder's name on the signature pages hereof (all such securities beneficially owned as of the date hereof, together with all of such securities acquired after the date hereof and prior to the termination of this Agreement, the "Securities"); and

WHEREAS, in order to induce the Investors to enter into the SPA and to consummate the transactions contemplated thereby, the Company Shareholders are executing and delivering this Agreement to the Company.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, each of the Company Shareholders (severally and not jointly) and the Company hereby agrees as follows:

1. Agreement to Vote.

Each Company Shareholder, by this Agreement, with respect to its Securities, severally and not jointly, hereby agrees to vote (and agrees to execute such documents and certificates evidencing such agreement as the Company may reasonably request in connection therewith), at any meeting of the shareholders of the Company, and in any action by written consent of the shareholders of the Company, all of such Company Shareholder's Securities, in favor of the following (collectively, the "Approval Matters"):

(a) the approval and authorization of the issuance to the Investors of the PIPE Securities for purposes of compliance with Rule 5635(a), (b) and (d) of the Listing Rules of the Nasdaq Stock Market, or any replacement or successor or similar rule or regulation of the Nasdaq Stock Market;

(b) the approval and authorization to change the legal name of the Company to a name approved by the Board of Directors of the Company (the "Board");

(c) the approval and authorization for the Board, in its discretion, to consummate a split of the outstanding Common Shares at a ratio determined by the Board;

(d) the approval and authorization of amendments to the Company's Incentive Compensation Plan, as amended, to increase the number of Common Shares and incentive stock options issuable thereunder as determined by the Board; and

(e) the approval of any proposal to adjourn or postpone the meeting to a later date if there are not sufficient votes present for there to be a quorum or for the approval and adoption of the foregoing Approval Matters on the date on which such meeting is held.

Further, each Company Shareholder, by this Agreement, with respect to its Securities, severally and not jointly, hereby agrees to vote (and agrees to execute such documents and certificates evidencing such agreement as the Company may reasonably request in connection therewith), at any meeting of the shareholders of the Company, and in any action by written consent of the shareholders of the Company, all of such Company Shareholder's Securities against any action, proposal, transaction or agreement which would reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the approval of the Approval Matters or the transactions contemplated by the SPA.

2. Transfer of Securities.

Each Company Shareholder hereby agrees that such Company Shareholder shall not, directly or indirectly Transfer any Securities after the date hereof and prior to the termination of this Agreement. For purposes of this Agreement, "Transfer" shall mean to (a) sell, transfer, pledge, assign or otherwise encumber or dispose of, or enter into any agreement, option or other arrangement or understanding with respect to any of the Securities to any person (other than the Company); (b) deposit any Securities into a voting trust or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney, attorney-in-fact, agent or otherwise, with respect to the Securities (except as contemplated by this Agreement); or (c) take any other action that would in any way make any representation or warranty of such Company Shareholder herein untrue or incorrect in any material respect.

Notwithstanding the foregoing, each Company Shareholder may (i) Transfer Securities to any trust for the direct or indirect benefit of such Company Shareholder or the immediate family of such Company Shareholder; (ii) Transfer Securities by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of such Company Shareholder; (iii) Transfer Securities to the shareholders, affiliates (within the meaning set forth in Rule 405 under the United States Securities Act of 1933, as amended), current or former partners (general or limited), members or managers of such Company Shareholder; (iv) Transfer Securities by operation of law pursuant to a qualified domestic relations order or in connection with a divorce settlement; (v) if such Company Shareholder is a trust, Transfer Securities to any beneficiary of such Company Shareholder or the estate of any such beneficiary; (vi) exercise or convert any Company security (including a net or cashless exercise of such option or warrant) to acquire Common Shares (it being understood and agreed that such Common Shares shall constitute "Securities" for all purposes hereunder); and (vii) Transfer Securities to the Company to cover tax withholding obligations of the Company Shareholder in connection with exercise or conversion of Company securities; provided, that, with respect to clauses (i) through (v) above, the transferee executes and delivers a written joinder to this Agreement, in form and substance satisfactory to the Company, thereby agreeing to be bound by the terms and conditions of this Agreement, including the Transfer restrictions herein, prior to the consummation of any such Transfer (and any such Transfer shall be null and void absent delivery of such joinder).

2

3. Representations and Warranties.

Each Company Shareholder, severally and not jointly, represents and warrants for and on behalf of itself to the Company as follows:

(a) The execution, delivery and performance by such Company Shareholder of this Agreement and the consummation by such Company Shareholder of the transactions contemplated hereby do not and will not (i) conflict with or violate any law or other order applicable to such Company Shareholder, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (iii) result in the creation of any lien on any Securities (other than pursuant to this Agreement or transfer restrictions under applicable securities laws or the Company's constating documents) or (iv) conflict with or result in a breach of or constitute a default under any provision of the Company Shareholder's constating documents.

(b) Such Company Shareholder has the power, authority and capacity to execute, deliver and perform this Agreement, and that this Agreement has been duly authorized, executed and delivered by such Company Shareholder.

4. Termination.

This Agreement, including the obligations of Company Shareholders hereunder, shall be effective as of the date hereof and shall terminate upon the earliest to occur of: (a) the approval of the Approval Matters; and (b) the mutual agreement of the Parties to terminate this Agreement; provided, however, such termination shall not relieve any Party from liability for any willful breach of this Agreement occurring prior to such termination.

5. Miscellaneous.

(a) Notices. Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email, overnight courier or registered mail or certified mail, postage prepaid. Any Party may change its address for notices hereunder upon notice to the other Parties in the manner for giving notices hereunder. Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) business days after mailing, if sent by registered or certified mail. Notices to any Company Shareholder shall be sent to the address for notices as set forth on the signature pages hereto. Notices to the Company shall be sent to:

Flora Growth Corp.

3230 W. Commercial Boulevard, Suite 180

Fort Lauderdale, Florida 33309

Attn: Dany Vaiman, Chief Financial Officer

Email: dany.vaiman@floragrowth.com

With a copy (which shall not constitute notice) to:

Dorsey & Whitney LLP

66 Wellington St. W, Suite 3400, PO Box 111

Toronto, Ontario M5K 1G8

Attn: Richard Raymer

Email: raymer.richard@dorsey.com

3

(b) Attorneys' Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

(c) Amendments; No Waivers.

(i) Other than as specifically set forth herein, this Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all of the Parties.

(ii) Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by another Party shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

(iii) Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(d) Expenses. Unless otherwise contemplated or stipulated by this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

(e) Successors and Assigns; Benefit. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall have any power or any right to assign or transfer, in whole or in part, this Agreement, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Agreement or the transactions contemplated herein, or to pursue any claim for any breach or default of this Agreement, or any right arising from the purported assignor's due performance of its obligations hereunder, without the prior written consent of the other Parties and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect.

(f) Third-Party Beneficiaries. The Investors are intended to be third-party beneficiaries of this Agreement. Otherwise, this Agreement is strictly between the Parties, and no director, officer, shareholder, employee, agent, independent contractor or any other person shall be deemed to be a third-party beneficiary of this Agreement.

4

(g) Governing Law; Etc.  This Agreement, and all matters arising out of or relating to this Agreement, are governed by, and construed in accordance with, the laws of the Province of Ontario, and the federal laws of Canada applicable therein, without giving effect to any choice or conflict of law provision, principle, or rule, whether of the Province of Ontario or any other jurisdiction. Each party acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

(h) Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at law or in equity.

(i) Severability. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated herein are fulfilled to the extent possible.

(j) Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

(k) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

COMPANY:

FLORA GROWTH CORP.

By:
Name: Dany Vaiman
Title: Chief Financial Officer

[Signature Page to Flora - Gravity – PIPE – Voting Agreement]

COMPANY SHAREHOLDER:

Company Shareholder:______________________________________

By:______________________________________________________

Name:____________________________________________________

Title:_____________________________________________________

Number of Common Shares beneficially owned:__________________

Other Company securities beneficially owned:

________________________________________________________

________________________________________________________

Address for notices:

________________________________________________________

________________________________________________________

________________________________________________________

Email:

[Signature Page to Flora - Gravity - PIPE - Voting Agreement]

Exhibit C

Equity Transfer and Debt Repayment Agreement

[See attached.]

EQUITY TRANSFER AND DEBT REPAYMENT AGREEMENT

This Equity Transfer and Debt Repayment Agreement (this "Agreement"), dated as of September 20, 2025, is entered into by and among Flora Growth Corp., an Ontario corporation ("Flora"), Flora Growth US Holdings Corp., a Delaware corporation and wholly-owned subsidiary of Flora ("US Holdings"), Phatebo GmbH, a German limited company ("Phatebo," and together with Flora and US Holdings, "Transferor"), Flora Growth US Holdings LLC, a Florida limited liability company ("Lender"), and each of the noteholders of Flora set forth on the signatures pages hereto under the heading "Noteholders" (each, a "Noteholder," and collectively, the "Noteholders").

WHEREAS, Transferor conducts its hemp and cannabis-related business (the "Business") through its direct and indirect wholly-owned subsidiaries, (i) Australian Vaporizers Pty LTD, an Australian limited company ("Vaporizers"); (ii) Vessel Brand Canada Inc., a Canadian corporation ("Vessel Canada"); (iii) Klokken Aarhus Inc., a Canadian corporation ("Klokken"); (iv) Rangers Pharmaceuticals A/S, a Danish stock-based corporation ("Rangers"); (v) TruHC Pharma GmbH, a German limited company ("TruHC"); (vi) Vessel Brand Inc., a Delaware corporation ("Vessel US"); (vii) High Roller Private Label LLC, a Florida limited liability company ("High Roller"); (viii) Just Brands LLC; a Florida limited liability company ("Just"); (ix) Just Brands FL LLC, a Florida limited liability company ("Just FL"); (x) Just Brands International LTD, a United Kingdom limited company ("Just International"); (xi) United Beverage Distribution Inc., a South Dakota corporation ("United"); and (xii) Phatebo Pharma EOOD, a Bulgarian limited company ("Pharma," and together with Vaporizers, Vessel Canada, Klokken, Rangers, TruHC, Vessel US, High Roller, Just, Just FL, Just International and United, the "Transferred Companies");

WHEREAS, on the terms and subject to the conditions herein, Transferor wishes to transfer to Lender, and Lender wishes to accept from Transferor as satisfaction in full of its balance receivable under the Notes (as defined below), 100% of the issued and outstanding equity interests of the Transferred Companies, in addition to Transferor's minority equity interest in Hoshi International Inc. ("Hoshi") (such equity interests, collectively, the "Transferred Interests");

WHEREAS, each Noteholder holds a promissory note issued by Flora to such Noteholder on January 30, 2025, which promissory notes collectively have an outstanding balance of US$2,222,143 as of the date hereof (collectively, the "Notes"); and

WHEREAS, on the terms and subject to the conditions herein, (i) prior to the transfer of the Transferred Interests, the Noteholders will contribute the Notes to Lender in exchange for membership interests in Lender, with such membership interests to be issued to the Noteholders pro rata in accordance with their respective share of the outstanding balance under the Notes, and (ii) the transfer of the Transferred Interests shall be consummated in full satisfaction of, and shall pay in full and forever discharge all obligations with respect to, the outstanding balance under the Notes.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
TRANSFER OF TRANSFERRED INTERESTS

Section 1.01 Transfer of Transferred Interests. On the terms and subject to the conditions herein, at the Closing (as defined in Section 1.03), Transferor shall transfer to Lender, and Lender shall accept from Transferor, all of Transferor's right, title, and interest in and to the Transferred Interests, free and clear of any mortgage, pledge, lien, charge, security interest, claim or other encumbrance ("Encumbrance"), other than encumbrances under the organizational documents of the Transferred Companies or Hoshi or under applicable securities laws ("Permitted Encumbrances").

Section 1.02 Debt Contribution and Debt Repayment in Full.

(a) Debt Contribution. Prior to the Closing, the Noteholders will contribute the Notes to Lender in exchange for membership interests in Lender, with such membership interests to be issued to the Noteholders pro rata in accordance with their respective share of the outstanding balance under the Notes (the "Debt Contribution").

(b) Debt Repayment. At the Closing, the transfer of the Transferred Interests shall be consummated in full satisfaction of, and shall pay in full and forever discharge all obligations with respect to, the outstanding balance under the Notes (the "Debt Repayment"). The aggregate consideration for the Transferred Interests, being the outstanding balance under the Notes at the time of the Debt Repayment, is referred to herein as the "Consideration." Notwithstanding anything herein to the contrary, the Parties hereby agree that, as of the Closing, (i) the fair market value of the Transferred Interests is equal to the outstanding balance under the Notes as of the Closing, and (ii) the fair market value of Transferred Interests of Vessel US, High Roller, Just, Just FL and Just International is zero.

Section 1.03 Closing. The closing of the transfer of the Transferred Interests (the "Closing") shall take place remotely (through the electronic exchange of documents required to be delivered at the Closing), on a date to be specified by the Parties, as promptly as practicable after the satisfaction or waiver of the conditions set forth in ARTICLE IV (disregarding conditions which are to be satisfied by actions taken at the Closing (but subject to the satisfaction of such conditions)). The date on which the Closing actually occurs is referred to herein as the "Closing Date."

Section 1.04 Closing Deliverables.

(a) Transferor's Deliveries. At the Closing, Transferor shall deliver or cause to be delivered to Lender the following:

(i) evidence reasonably satisfactory to Lender that Lender has been recorded as the sole owner of the equity interests of the applicable Transferred Company in the books and records of the Transferred Company (and has been recorded as the holder of Flora's minority equity interest in Hoshi, in the case of Hoshi).

(b) Lender's Deliveries. At the Closing, Lender shall deliver or cause to be delivered to Transferor the following:

(i) evidence reasonably satisfactory to Transferor and its counsel that the Debt Contribution has been consummated on the terms set forth herein; and

(ii) the Notes, to be marked cancelled in accordance with the Debt Repayment.

Section 1.05 Allocation of Consideration. The Consideration shall be allocated among the equity or assets of each Transferred Company and Hoshi for all purposes (including tax and financial accounting) in accordance with an allocation schedule agreed upon by the Parties (the "Allocation Schedule") (it being understood and agreed that zero Consideration shall be allocated to Vessel US, High Roller, Just, Just FL and Just International). The Allocation Schedule shall be prepared in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code"). Lender and Transferor shall file all Tax Returns in a manner consistent with the Allocation Schedule. Neither Lender nor Transferor shall take any position (whether in audits, returns or otherwise) that is inconsistent with such allocation unless required to do pursuant to a "determination" within the meaning of Section 1313(a) of the Code.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

Transferor represents and warrants to Lender and the Noteholders that the statements contained in this ARTICLE II are true and correct as of the date hereof. For purposes of this ARTICLE II, "Transferor's knowledge," "knowledge of Transferor," and any similar phrases shall mean the actual knowledge of any officer of Transferor.

Section 2.01 Organization and Authority; Enforceability. Flora and US Holdings are corporations duly organized, validly existing, and in good standing under the laws of the Province of Ontario and the State of Delaware, respectively. Phatebo is a company with limited liability duly organized, validly existing, and in good standing under the laws of Germany. Flora, US Holdings and Phatebo each have full corporate or limited company, as applicable, power and authority to enter into this Agreement and the documents to be delivered by them hereunder, to carry out its respective obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Flora, US Holdings and Phatebo of this Agreement and the documents to be delivered by them hereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate or limited company, as applicable, action on the part of Flora, US Holdings and Phatebo. This Agreement and the documents to be delivered by Flora, US Holdings and Phatebo hereunder have been duly executed and delivered by Flora, US Holdings and Phatebo, respectively, and assuming due authorization, execution, and delivery by the other Parties, this Agreement and the documents to be delivered by Flora, US Holdings and Phatebo hereunder constitute legal, valid, and binding obligations of Flora, US Holdings and Phatebo, respectively, enforceable against them in accordance with their respective terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity (the "Enforceability Exceptions").

Section 2.02 No Conflicts; Consents. The execution, delivery and performance by Flora, US Holdings and Phatebo of this Agreement and the documents to be delivered by them hereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Flora, US Holdings or Phatebo; (b) except for the Leases (as defined in Section 5.04), conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under, any material contract or material instrument to which Flora, US Holdings or Phatebo is a party; or (c) result in the creation or imposition of any Encumbrance on the Transferred Interests. Except with respect to the Leases, no consent, approval, waiver or authorization is required to be obtained by Flora, US Holdings or Phatebo from any individual or entity (each, a "Person") in connection with the execution, delivery and performance by Flora, US Holdings and Phatebo of this Agreement and the consummation of the transactions contemplated hereby, other than those that will be obtained at or prior to Closing.

Section 2.03 Legal Proceedings. Except as set forth in Flora's filings with the U.S. Securities and Exchange Commission (the "SEC") (collectively, the "Ongoing Litigation"), there is no claim, action, suit, proceeding or governmental investigation ("Action") pending or, to Transferor's knowledge, threatened against or by Flora, US Holdings or Phatebo (a) relating to or affecting the Transferred Interests or (b) that challenges or seeks to prevent, enjoin, or otherwise delay the transactions contemplated hereby, except any Action(s) that would not, individually or in the aggregate, have a material adverse effect on Flora's, US Holdings' or Phatebo's ability to consummate the transactions contemplated hereby on a timely basis.

Section 2.04 Ownership of Transferred Interests.

(a) Flora is the direct legal, beneficial, record and equitable owner of all of the equity interests of Vaporizers, Vessel Canada, Klokken, Rangers, TruHC and United, and the direct legal, beneficial, record and equitable owner of a minority equity interest in Hoshi. US Holdings is the direct legal, beneficial, record and equitable owner of all of the equity interests of Vessel US, High Roller and Just. Just is the direct legal, beneficial, record and equitable owner of all of the equity interests of Just FL and Just International. Phatebo is the direct legal, beneficial, record and equitable owner of all of the equity interests of Pharma.

(b) The Transferred Interests constitute 100% of the issued and outstanding equity interests in each of the Transferred Companies and 100% of Flora's minority equity interest in Hoshi. Upon the Closing, Lender shall own all of the Transferred Interests and Flora's minority equity interest in Hoshi, free and clear of all Encumbrances, other than Permitted Encumbrances.

(c) There are no outstanding options, warrants or other rights to acquire equity interests in any of the Transferred Companies.

(d) The Transferred Interests are not certificated.

Section 2.05 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby or any document to be delivered hereunder based upon arrangements made by Transferor or any of its affiliates for which Lender or any Noteholder shall have any liability.

Section 2.06 No Other Representations or Warranties. Except for the representations and warranties contained in this ARTICLE II, none of Transferor, any affiliate of Transferor nor any other Person makes any representations or warranties, and Transferor hereby disclaims any other representations or warranties, whether made by Transferor or an affiliate of Transferor, or any of their respective representatives, with respect to the execution and delivery of this Agreement or any document delivered to Lender pursuant to this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF LENDER AND THE NOTEHOLDERS

Lender and the Noteholders, jointly and severally, represent and warrant to Transferor that the statements contained in this ARTICLE III are true and correct as of the date hereof. For purposes of this ARTICLE III, "Lender's knowledge," "knowledge of Lender," and any similar phrases shall mean the actual knowledge of any officer of Lender or any Noteholder.

Section 3.01 Organization and Authority; Enforceability.

(a) Lender is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Florida. Lender has full limited liability company power and authority to enter into this Agreement and the documents to be delivered by it hereunder, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Lender of this Agreement and the documents to be delivered by it hereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Lender. This Agreement and the documents to be delivered by Lender hereunder have been duly executed and delivered by Lender, and assuming due authorization, execution, and delivery by the other Parties, this Agreement and the documents to be delivered by Lender hereunder constitute legal, valid, and binding obligations of Lender, enforceable against Lender in accordance with their respective terms, except as may be limited by the Enforceability Exceptions.

(b) Each Noteholder has full legal power and authority to enter into this Agreement and the documents to be delivered by it hereunder, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. With respect to any Noteholder that is an entity, the execution, delivery, and performance by such Noteholder of this Agreement and the documents to be delivered by it hereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite entity action on the part of such Noteholder. This Agreement and the documents to be delivered by each Noteholder hereunder have been duly executed and delivered by such Noteholder, and assuming due authorization, execution, and delivery by the other Parties, this Agreement and the documents to be delivered by such Noteholder hereunder constitute legal, valid, and binding obligations of such Noteholder, enforceable against such Noteholder in accordance with their respective terms, except as may be limited by the Enforceability Exceptions.

Section 3.02 No Conflicts; Consents. The execution, delivery and performance by Lender and each Noteholder of this Agreement and the documents to be delivered by such Party hereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Lender or such Noteholder; or (b) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under, any material contract or material instrument to which Lender or such Noteholder is a party. No consent, approval, waiver or authorization is required to be obtained by Lender or any Noteholder from any Person in connection with the execution, delivery and performance by Lender or such Noteholder of this Agreement and the consummation of the transactions contemplated hereby, other than those that will be obtained at or prior to Closing.

Section 3.03 Legal Proceedings. There is no Action pending or, to Lender's knowledge, threatened against or by Lender or any Noteholder that challenges or seeks to prevent, enjoin, or otherwise delay the transactions contemplated hereby, except any Actions that would not, individually or in the aggregate, have a material adverse effect on Lender's or such Noteholder's ability to consummate the transactions contemplated hereby on a timely basis.

Section 3.04 Ownership of Notes. Each Noteholder continues to hold the Note that was issued by Flora to such Noteholder on January 30, 2025, free and clear of all Encumbrances.

Section 3.05 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby or any document to be delivered hereunder based upon arrangements made by Lender, any Noteholder or any of their respective affiliates for which Transferor shall have any liability.

Section 3.06 Investment Purpose. Lender is acquiring the Transferred Interests solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Lender acknowledges that the Transferred Interests are not registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and that the Transferred Interests may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

Section 3.07 Adequate Information; Non-Reliance. Lender and each Noteholder acknowledges and agrees that (a) it has been furnished with all materials it considers relevant to making an investment decision to enter into this Agreement and has had the opportunity to review Flora's filings with the SEC; (b) it, together with its professional advisers, is a sophisticated and experienced investor and is capable of evaluating, to its satisfaction, the accounting, tax, financial, legal, and other risks associated with the ownership and transfer of the Transferred Interests, and it has had the opportunity to consult with its accounting, tax, financial, and legal advisors to be able to evaluate the risks involved in the ownership and transfer of the Transferred Interests; and (c) it is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by Transferor or any of its affiliates or representatives, except for the representations and warranties made by Transferor in ARTICLE II.

Section 3.08 Non-Public Information. Lender and each Noteholder acknowledges that (a) Transferor now possesses and may hereafter possess certain non-public information concerning Transferor, the Transferred Companies and Hoshi that may or may not be independently known to Lender or such Noteholder ("Non-Public Information"), which may constitute material information with respect to the foregoing, and (b) Transferor is relying on this representation and would not enter into a transaction to sell the Transferred Interests to Lender absent this representation. Lender and each Noteholder agrees that Lender shall accept the Transferred Interests from Transferor on the terms and conditions herein notwithstanding that the Non-Public Information exists, and Transferor has not disclosed any Non-Public Information to Lender or any Noteholder. Lender and each Noteholder acknowledges that it is sophisticated with respect to the ownership, transfer and valuation of securities such as the Transferred Interests, and that Transferor has no obligations to Lender or any Noteholder to disclose such Non-Public Information, nor does Transferor have a fiduciary obligation to Lender or any Noteholder.

ARTICLE IV
CLOSING CONDITIONS

Section 4.01 Conditions to Obligations of Lender and the Noteholders. The obligations of Lender and the Noteholders to consummate the transactions contemplated hereby are subject to the satisfaction at or prior to Closing of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law, by Lender:

(a) No Order. No governmental entity, including any federal or state court of competent jurisdiction, shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, judgment, decree, injunction or other order which (i) is final and non-appealable, (ii) is in effect, and (iii) has the effect of making illegal or otherwise prohibiting the performance by the Parties of their respective obligations under this Agreement in any material respect.

(b) Representations and Warranties. The representations and warranties of Transferor contained in this Agreement shall be true and correct as of the date of this Agreement and at and as of the Closing Date with the same force and effect as if made at and as of the Closing Date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct (without giving effect to any "materiality" or "material adverse effect" qualifiers set forth therein) would not reasonably be expected to have, either individually or in the aggregate, a material adverse effect on the ability of Transferor to consummate the transactions contemplated hereby.

(c) Agreements and Covenants. Transferor shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by Transferor at or prior to the Closing.

(d) Closing Deliverables. Transferor shall have delivered or caused to be delivered the deliverables required to be delivered pursuant to Section 1.04(a).

Section 4.02 Conditions to Obligations of Transferor. The obligations of Transferor to consummate the transactions contemplated hereby are subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law, by Transferor:

(a) No Order. No governmental entity, including any federal or state court of competent jurisdiction, shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, judgment, decree, injunction or other order which (i) is final and non-appealable, (ii) is in effect, and (iii) has the effect of making illegal or otherwise prohibiting the performance by the Parties of their respective obligations under this Agreement in any material respect.

(b) Representations and Warranties. The representations and warranties of Lender and the Noteholders contained in this Agreement shall be true and correct as of the date of this Agreement and at and as of the Closing Date with the same force and effect as if made at and as of the Closing Date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct (without giving effect to any "materiality" or "material adverse effect" qualifiers set forth therein) would not reasonably be expected to have, either individually or in the aggregate, a material adverse effect on the ability of Lender and the Noteholders to consummate the transactions contemplated hereby.

(c) Agreements and Covenants. Lender and the Noteholders shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by Transferor or the Noteholders at or prior to the Closing.

(d) Closing Deliverables. Lender shall have delivered or caused to be delivered the deliverables required to be delivered pursuant to Section 1.04(b).

Section 4.03 Waiver of Closing Conditions. Upon the occurrence of the Closing, any condition set forth in this ARTICLE IV that was not satisfied as of the Closing shall be deemed to have been waived as of and from the Closing.

ARTICLE V
COVENANTS AND OTHER AGREEMENTS

Section 5.01 Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Lender (which consent shall not be unreasonably withheld, delayed or conditioned), Transferor shall, and shall cause the Transferred Companies to, conduct their business in the ordinary course, consistent with past practice, and use reasonable best efforts to maintain and preserve intact their current organization, business and franchise.

Section 5.02 Location of Assets; Liabilities. If after the Closing, (a) Transferor or its affiliates receive or otherwise possess any asset that belong to the Transferred Companies (including any contract), or any liability that should be allocated to the Transferred Companies, or (b) the Transferred Companies receive or otherwise possess any asset that belong to Transferor or any of its affiliates, or any liability that should be allocated to Transferor, Transferor shall (and shall cause its affiliates to) with respect to clause (a), or Lender shall (and shall cause its affiliates to) with respect to clause (b), as promptly as practicable: (i) transfer all right, title, and interest in such asset to the appropriate Person, in each case for no additional consideration, and (ii) hold its right, title, and interest in and to such asset in trust for the applicable transferee until such time as such transfer is completed.

Section 5.03 Ongoing Litigation. The Parties will cooperate fully, as and to the extent reasonably requested by the other Parties, in connection with the Ongoing Litigation.

Section 5.04 Leases. The Parties acknowledge and agree that the Transferred Companies currently lease real property under various lease agreements (collectively, the "Leases"). The Parties further acknowledge and agree that (a) certain of the Leases may require that consents or waivers be granted by the lessor in connection with the transactions contemplated hereby; (b) for purposes of this Agreement, Transferor shall have no obligation to obtain any such consent or waiver; (c) receipt of any such consent or waiver shall not constitute a condition to Closing hereunder, whether directly or indirectly; and (d) the failure to obtain any such consent or waiver shall not constitute a breach of this Agreement by Transferor, whether directly or indirectly. For purposes of this Agreement, any responsibility to obtain any such consent or waiver shall fall solely on Lender.

Section 5.05 Release. Effective upon the Closing, Transferor, on the one hand, and Lender and the Noteholders, on the other hand, in each case on behalf of itself and its heirs, administrators, executors, trustees, beneficiaries, successors and assigns (the "Releasing Parties"), hereby releases, forever discharges, and covenants not to sue, such other Parties and their respective individual, joint or mutual, representatives, directors, officers, attorneys, agents, employees, affiliates, successors and assigns (collectively, "Releasees") from and with respect to any and all claims, dues and demands, proceedings, causes of action, orders, obligations, contracts and agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity (collectively, "Released Claims"), which the Releasing Parties now have, have ever had or may hereafter have against the respective Releasees to the extent arising contemporaneously with or prior to the Closing; provided, however, that the foregoing release shall not apply to any rights or claims (a) of the Parties under this Agreement or any other document to be delivered hereunder, (b) arising under employment or independent contractor contracts or arrangements or (c) which cannot be waived pursuant to applicable law.

ARTICLE VI
TAX MATTERS

Section 6.01 Pre-Closing Tax Returns. Following the Closing, Transferor will, at its own cost, prepare and timely file, or cause to be prepared and timely filed, any income tax return of the Transferred Companies with respect to any taxable period ending on or before the Closing Date ("Pre-Closing Tax Period"), and Lender shall cooperate with the filing of such income tax returns. Such income tax returns will be prepared in a manner consistent with past practice, except to the extent otherwise required under applicable law. Transferor will provide all such income tax returns that are income tax returns to Lender for review at least 15 days prior to the due date for such income tax returns (including any applicable extensions), and Transferor will reasonably and in good faith consider any comments made by Lender before the due date for such income tax returns with respect to such income tax returns that are consistent with the standard set forth in the preceding sentence.

Section 6.02 Straddle Period Tax Returns. Following the Closing, Lender will, at its own cost, prepare and timely file, or cause to be prepared and timely filed, any tax return of the Transferred Companies with respect to any taxable period beginning before the Closing Date and ending after the Closing Date (the "Straddle Period"). Such tax returns will be prepared in a manner consistent with past practice, except to the extent otherwise required under applicable law. Lender will provide all such tax returns that are income tax returns to Transferor for review at least 15 days prior to the due date for such tax returns (including any applicable extensions), and Lender will reasonably and in good faith consider any comments made by Transferor before the due date for such tax returns with respect to such tax returns that are consistent with the standard set forth in the preceding sentence. In connection with the filing of any such tax return for a Straddle Period, Transferor shall pay, or cause to be paid to Lender, Transferor's pro rata share of all taxes of the Transferred Companies shown on any Straddle Period tax return to the extent allocable to the portion of the Straddle Period up to the Closing Date.

Section 6.03 Cooperation. Lender and Transferor will cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of tax returns and any tax contest with respect to Pre-Closing Tax Periods. Without limiting the generality of the foregoing, the Parties acknowledge that, following Closing, Flora will have certain SEC reporting obligations that will involve and include the preclosing operations and financial statements of Flora and its subsidiaries, and as such, Lender shall reasonably cooperate, and use commercially reasonable efforts to cause its auditors to reasonably cooperate, in connection with the preparation and filing of such obligations.

Section 6.04 Post-Closing Actions. Following the Closing Date, Lender will not amend or cause to be amended any tax return, make or change any tax election, agree to the extension or waiver of the statute of limitations period or take any other action that has the effect of extending the period of assessment or collection, initiate discussions or examinations with any governmental entity, or make any voluntary disclosures, or take any other similar action with respect to taxes or omit to take any action with respect to taxes, in each case with respect to taxes of the Transferred Companies that relates to a Pre-Closing Tax Period, and in each case except as required by applicable law (as mutually agreed by Lender and Transferor, acting reasonably) or otherwise with the consent of Transferor, which consent will not be unreasonably withheld, delayed or conditioned.

Section 6.05 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other such taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the documents to be delivered hereunder shall be borne by Lender.

Section 6.06 Refunds. Transferor shall be entitled to any refunds of any (a) Taxes paid by the Transferred Companies for all Pre-Closing Tax Periods, and (b) with respect to any Straddle Period, Taxes paid by the Company attributable to the portion of such Straddle Period that ends on and includes the Closing Date (including, in each case, any interest in respect thereof). Notwithstanding the foregoing, Lender shall not be obligated to take any particular action or refrain from taking any particular action, in either case to obtain or maximize the amount of any such refunds. Lender shall cause the amount of any such refunds to which Transferor is entitled, but which are received by any of the Transferred Companies after the Closing Date, to be paid to Transferor as soon as practicable following such receipt or crediting to Transferor by wire transfer of immediately available funds to an account designated in writing by Transferor.

ARTICLE VII
INDEMNIFICATION

Section 7.01 Survival. Subject to the limitations and other provisions of this Agreement, each of the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the expiration of the applicable statute of limitations; provided, however, that the representations and warranties contained in Section 2.02 (No Conflicts; Consents) and Section 2.03 (Legal Proceedings) (collectively, the "Transferor Limited Representations") shall survive for twelve months after the Closing. All covenants and agreements of the Parties contained herein shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the applicable survival period and such claims shall survive until finally resolved.

Section 7.02 Indemnification.

(a) Indemnification by Transferor. Subject to the other terms and conditions of this ARTICLE VII, Transferor shall (i.e., Flora, US Holdings and Phatebo shall, jointly and severally) indemnify in full and defend each of Lender and its affiliates (including after the Closing, the Transferred Companies) and their respective officers, directors, employees, agents, successors and assigns against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses (as defined below), including direct claims and third-party claims, arising out of or relating to:

(i) any breach of, or inaccuracy in, any of the representations or warranties of Transferor contained in this Agreement; or

(ii) any breach or non-fulfillment of any obligation, covenant or agreement of Transferor contained in this Agreement or any document to be delivered by Transferor hereunder.

(b) Indemnification by Lender and the Noteholders. Subject to the other terms and conditions of this ARTICLE VII, Lender and the Noteholders shall, jointly and severally, indemnify in full and defend Transferor and its affiliates and their respective officers, directors, employees, agents, successors and assigns against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses, including direct claims and third-party claims, arising out of or relating to:

(i) any breach of, or inaccuracy in, any of the representations or warranties of Lender or any Noteholder contained in this Agreement;

(ii) any breach or non-fulfillment of any obligation, covenant or agreement of Lender or any Noteholder contained in this Agreement or any document to be delivered by Lender or such Noteholder hereunder;

(iii) Lender's operation of the Transferred Companies or Hoshi after the Closing;

(iv) any liabilities of the Transferred Companies or Hoshi (to the extent not expressly retained or indemnified for by Transferor under this Agreement);

(v) any Action involving a Transferred Company or Hoshi; or

(vi) Flora's guarantee of the Lease of real property located in Winston Salem, North Carolina, including any action by the lessor in respect of such guarantee after the Closing.

As used herein, "Losses" means losses, damages, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys' and accounting fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing insurance recovery; provided, however, that "Losses" shall not include consequential damages which are not reasonably foreseeable or, except to the extent actually awarded to a third party, punitive damages.

Section 7.03 Limitations.

(a) Transferor shall not be liable under Section 7.02(a)(i) with respect to any breach of, or inaccuracy in, any Transferor Limited Representation until the aggregate amount of all such Losses exceeds an amount equal to 2.0% of the Consideration, in which event Transferor shall be liable for all such Losses from the first dollar; provided, however, that the aggregate amount of all Losses for which Transferor shall be liable under Section 7.02(a)(i) with respect to any breach of, or inaccuracy in, any Transferor Limited Representation shall not exceed an amount equal to 10.0% of the Consideration.

(b) If any Loss sustained by an indemnified Party is covered by an insurance policy, or an indemnification, contribution or similar obligation of another Person (a "Primary Obligor"), the indemnified Party shall use commercially reasonable efforts to recover the Loss from the Primary Obligor; provided, however, that (i) such efforts of the indemnified Party shall not require litigation or other extraordinary activities, (ii) the indemnified Party may attempt to recover from the indemnifying Party under this Agreement before or simultaneously with such efforts and (iii) no indemnification or recovery under this Agreement shall be delayed or withheld due to the failure of any Primary Obligor to have paid the indemnified Party for such Loss. The amount of any Losses for which an indemnifying Party is responsible under this ARTICLE VII shall be reduced by the amounts actually recovered by an indemnified Party from a Primary Obligor, net of premium increases, deductibles and other costs reasonably incurred by the indemnified Party in connection with such recovery, including investigation of the underlying claim and of collection (such amount, a "Net Recovery"). If an indemnified Party recovers from a Primary Obligor after being indemnified by an indemnifying Party, the indemnified Party shall refund the Net Recovery to the indemnifying Party to the extent of such prior indemnification. Notwithstanding the foregoing, Transferor shall not be entitled to be indemnified by or otherwise recover any amount from any Transferred Company or Hoshi if such amount would constitute Losses for which Transferor is otherwise liable for indemnification under this ARTICLE VII.

Section 7.04 Exclusive Remedy. The Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement shall be pursuant to the indemnification provisions set forth in this ARTICLE VII. In furtherance of the foregoing, each Party hereby waives, to the fullest extent permitted by applicable law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other Parties, except pursuant to the indemnification provisions set forth in this ARTICLE VII.

Section 7.05 Adjustments to Consideration. Any and all indemnification payments made under this Agreement shall be treated by the Parties as an adjustment to the Consideration for tax purposes, unless otherwise required by applicable law.

ARTICLE VIII
TERMINATION

Section 8.01 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of Lender and Transferor;

(b) by Transferor or Lender if such Party is not in material breach of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Transferor (in the event of a termination by Lender) or by Lender or any Noteholder (in the event of a termination by Transferor); or

(c) by either Transferor or Lender if any of the conditions to Closing shall not have been, or if it becomes inevitable that any of such conditions cannot not be, fulfilled by December 31, 2025.

Section 8.02 Effect of Termination. If this Agreement is validly terminated, this Agreement shall become void and there shall be no liability on the part of any Party, except that no Party shall be relieved from liability for any willful breach of this Agreement.

ARTICLE IX
MISCELLANEOUS

Section 9.01 AS IS, WHERE IS TRANSACTION. EXCEPT AS EXPRESSLY SET FORTH IN ARTICLE II, IT IS UNDERSTOOD AND AGREED THAT TRANSFEROR IS NOT MAKING, NOR HAS, AT ANY TIME, MADE, ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PORTION OF THE TRANSFERRED INTERESTS, OR THE BUSINESS OR PROPERTY OF THE TRANSFERRED COMPANIES OR HOSHI. LENDER AND EACH NOTEHOLDER ACKNOWLEDGES AND AGREES THAT UPON THE CLOSING, TRANSFEROR SHALL TRANSFER TO LENDER, AND LENDER SHALL ACCEPT, THE TRANSFERRED INTERESTS "AS IS, WHERE IS, WITH ALL FAULT," EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN ARTICLE II.

Section 9.02 Expenses. All costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 9.03 Further Assurances. Following the Closing, each of the Parties shall, and shall cause their respective affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances, and take such further actions, as may be reasonably required to carry out the provisions hereof and to give effect to the transactions contemplated hereby. Without limiting the generality of the foregoing, Lender and Transferor will work collaboratively to update the ownership registries with respect to the Transferred Companies and Hoshi to reflect the transfer of the Transferred Interests, to the extent such updates are required in the applicable jurisdictions (it being understood and agreed that the updating of such ownership registries is not a condition to Closing hereunder).

Section 9.04 Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.04):

If to Transferor:

c/o Flora Growth Corp.

3230 W. Commercial Boulevard, Suite 180

Fort Lauderdale, Florida 33309

Attention: Dany Vaiman, Chief Financial Officer

Email: dany.vaiman@floragrowth.com

With a copy (which shall not constitute notice) to:

Dorsey & Whitney LLP

66 Wellington St. W, Suite 3400, PO Box 111

Toronto, Ontario M5K 1G8

Attention: Richard Raymer

Email: raymer.richard@dorsey.com

If to Lender or any Noteholder:

Flora Growth US Holdings LLC

 3230 W. Commercial Boulevard, Suite 180

 Fort Lauderdale, Florida 33309

 Attention: Clifford Starke, Chief Executive Officer

Email: starke.clifford@gmail.com

As set forth on Flora's books and records.

Section 9.05 Interpretation. For purposes of this Agreement, (a) the words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (i) to Articles, Sections, Schedules and Exhibits mean the Articles and Sections of, and Schedules and Exhibits attached to, this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. The headings contained in this Agreement are inserted for convenience only and shall not be considered in interpreting or construing any of the provisions contained in this Agreement.

Section 9.06 Severability. If any term or provision of this Agreement is found invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify the Agreement so as to give effect to the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 9.07 Entire Agreement. This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

Section 9.08 Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by Lender and Transferor.

Section 9.09 Waiver. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by such Party. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 9.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign its rights or obligations hereunder without the prior written consent of the other Parties. Unless consented to in writing by the other Parties, no such assignment shall relieve the assigning Party of any of its obligations hereunder.

Section 9.11 No Third-Party Beneficiaries. Except as provided in ARTICLE VII, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 9.12 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Province of Ontario without giving effect to any choice or conflict of law provision or rule (whether of the Province of Ontario or any other jurisdiction).

Section 9.13 Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the Province of Ontario, and each Party irrevocably submits to the exclusive jurisdiction of the courts in such jurisdiction in any such suit, action or proceeding.

Section 9.14 Waiver of Jury Trial. Each Party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such Party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 9.15 Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees that it shall not oppose the granting of such specific performance or relief and hereby irrevocably waives any requirements for the security or posting of any bond in connection with such relief.

Section 9.16 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

TRANSFEROR:

Flora Growth Corp.

By:

Name: Dany Vaiman

Title: Chief Financial Officer

Flora Growth US Holdings Corp.

By:

Name: Dany Vaiman

Title: Chief Financial Officer

Phatebo GmbH

By:

Name: Martin Lisker

Title: Managing Director

LENDER:

Flora Growth US Holdings LLC

By:

Name: Clifford Starke

Title: Chief Executive Officer

[Equity Transfer and Debt Repayment Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

NOTEHOLDERS:

2200049 Alberta Inc.

By:

Name: Gregory Bealer

Title: Chief Executive Officer

Mercury II Acquisitions Corp.

By:

Name: Clifford Starke

Title: Chief Executive Officer

Brett Sandman

Chris Tilson

Clifford Starke

Sammy Dorf

Stephen Iacona

[Equity Transfer and Debt Repayment Agreement]

Exhibit D

Form of Token Escrow and Custody Agreement

[See attached.]

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the "Escrow Agreement") is entered into and effective as of this [____] day of September 2025, by and between BitGo Trust Company, Inc., a trust company organized and chartered in South Dakota (the "Escrow Agent" or, "BitGo"), and Flora Growth Corp., an Ontario corporation (the "Company").  All capitalized terms not herein defined shall have the meaning ascribed to them in that certain Securities Purchase Agreement dated September 19, 2025, including the  exhibits thereto (the "Securities Purchase Agreement").

WHEREAS, the Company proposes to offer and sell to the investors identified on the signature pages to the Securities Purchase Agreement common shares of the Company, no par value (the "Common Shares") and/or prefunded warrants to purchase Common Shares (the "Pre-funded Warrants" and together with the Common Shares, the "Securities") in exchange for $0G tokens, the native tokens of the Zero Gravity (0G) blockchain (the "Tokens") in transactions exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation D or Regulation S thereunder (the "Offering").

WHEREAS, the Offering shall terminate on [____], 2025 or such later date as may be specified in a written notice, in the form of Exhibit B hereto, and signed by the Company (the "Termination Date").

WHEREAS, subscribers in the Offering ("Subscribers") will be required to submit Tokens as full payment for their respective investments in the Securities at the time they enter into the Securities Purchase Agreement and, in connection therewith, the Company has entered into that certain Custodial Services Agreement with the Escrow Agent dated and effective as of September July 10, 2025 (the "CSA").

WHEREAS, the Company would like the operative provisions of this Escrow Agreement to apply to the Tokens and the CSA.

WHEREAS, the Company represents and warrants to the Escrow Agent that they will comply with all of their respective obligations under applicable state and federal securities laws and regulations with respect to the sale of Securities in the Offering.

NOW, THEREFORE, in consideration of the premises herein, the parties hereto agree as follows:

I. Terms and Conditions

I.1. Appointment of and Acceptance by Escrow Agent.  The Company hereby appoints the Escrow Agent to serve as escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment and agrees to perform its duties as provided herein.  The Escrow Agent is not a party to, and will have no duties, responsibilities, or obligations under, nor any liability in connection with, the Securities Purchase Agreement or any other agreement between the Company and any third party. The Escrow Agent shall have no responsibility to monitor, enforce, or determine compliance with any closing conditions, covenants, representations, warranties, or other terms of such agreements. The Escrow Agent's sole responsibilities shall be as expressly set forth in this Escrow Agreement, and the Escrow Agent shall act only the Company's unilateral instructions, as applicable, in accordance with the terms hereof.

1

I.2. Deposits into Escrow.  The Company shall instruct Subscribers to electronically transfer their payments in the form of Tokens to a Custodial Wallet (as defined in the CSA) address to be provided by the Escrow Agent which Custodial Wallet shall be created as an account under the CSA with BitGo acting as custodian and Escrow Agent for the benefit of the Company, unless otherwise determined to be owed to the Subscribers, and that (ii) the Company is entitled to any funds received into the Escrow Account, and that no amounts deposited into the Escrow Account will become the property of the Company, or any other entity, or be subject to any debts, liens or encumbrances of any kind of the Company or any other entity, until the Company has closed upon the funds in the method and manner described herein.

I.3. The collected Tokens deposited into the Custodial Wallet are referred to as the "Escrow Tokens."

I.4. Subscriber KYC Requirements. The Company acknowledges and agrees that the Escrow Agent may require that each Subscriber participating in the Offering satisfy applicable know-your-customer ("KYC"), anti-money laundering ("AML"), and sanctions screening requirements, in accordance with the Escrow Agent's internal policies and applicable law. The Escrow Agent shall have no obligation to accept or release any funds or digital assets into or from escrow unless and until such requirements have been satisfied, as determined by the Escrow Agent in its sole discretion. The Company shall cooperate with the Escrow Agent in obtaining any necessary information or documentation from Subscribers to facilitate such compliance.

I.5. Disbursements of the Escrow Tokens.  The Escrow Tokens shall be paid by the Escrow Agent in accordance with the following:

(a) If prior to 3:00 P.M. New York City time on [____], 2025, the Escrow Agent receives written notice, in the form of Exhibit B hereto, and signed by the Company, stating that the Termination Date has been extended to a date not later than [____], 2025 (the "Extension Notice"), then the Termination Date shall be so extended (such date, the "Final Termination Date").

(b) Closing.  When the Company delivers a written notification, in the form of Exhibit C hereto, to the Escrow Agent and signed by an authorized representative of the Company (a list of whom are provided in Exhibit A) (a "Written Direction") stating that the closing conditions contained in the Securities Purchase Agreement have been satisfied, then the Escrow Agent shall promptly (but in any event no later than two (2) Business Days following such Written Direction) pay the Escrow Tokens to the Company as set forth in such Written Direction.  "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which banking institutions located in Pennsylvania are authorized or obligated by law or executive order to close. The Escrow Agent will have no duty to inquire into or verify the truth or accuracy of any such Written Direction or the satisfaction of any closing condition, and the Escrow Agent will be entitled to rely conclusively on any Written Direction delivered in accordance with this Agreement. The Company agrees to indemnify and hold harmless the Escrow Agent from and against any and all losses, claims, liabilities, and expenses (including reasonable attorneys' fees) arising out of or in connection with the Escrow Agent's compliance with any such Written Direction.

2

(c) [Reserved.]

(d) Rejection of Any Subscription or Termination of the Offering.  If (i) the Company delivers a written notice in a form reasonably satisfactory to the Escrow Agent stating that the Company intends to reject a Subscriber's subscription or (ii) the Company delivers a written notice in a form reasonably satisfactory to the Escrow Agent stating that the Offering has been terminated and signed by an authorized representative of the Company (a list of whom are provided in Exhibit A) (a "Termination Notice"), then the Escrow Agent shall promptly (but in any event no later than two (2) Business Days following such notice) return the Escrow Tokens transferred by each such Subscriber to said Subscriber without interest or offset.  Any Escrow Tokens so returned to a Subscriber shall be net of the transaction fee (the "Transaction Fee") specified in Exhibit A to the CSA.

(e) Expiration of the Offering.  If the Escrow Agent shall not have received a Written Direction or Termination Notice on or prior to the Termination Date or Final Termination Date, as applicable, then the Escrow Agent shall promptly (but in any event no later than two (2) Business Days following the Termination Date) return the Escrow Tokens to the Subscribers in the same form received by the Escrow Agent without interest or offset, net of any Transaction Fee, if applicable.

(f) Free and Clear of Claims.  The Escrow Tokens returned to each Subscriber shall be free and clear of any and all claims of the Escrow Agent. To the extent that there is any conflict between the CSA and this Escrow Agreement with respect to this Section I.4(f), the provisions of this Escrow Agreement shall prevail.

(g) Disbursement of Digital Currencies.  With respect to the disbursement of Escrow Tokens under this Section I.4, the procedures set forth in Sections I.4(b) through I.4(e) above shall supplant the withdrawal procedures for Digital Currencies that are specified in the CSA.

II. Provisions as to the Escrow Agent

II.1. Limited Duties of Escrow Agent.  The Escrow Agent undertakes to perform only such duties as are expressly set forth in this Escrow Agreement that shall be deemed purely ministerial in nature.  Under no circumstance will the Escrow Agent be deemed to be a fiduciary to any party or any other person under this Escrow Agreement.  This Escrow Agreement expressly and exclusively sets forth the duties of the Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent.  Except with respect to the CSA, the Escrow Agent shall not be bound by, deemed to have knowledge of, or have any obligation to determine, make inquiry into or consider, any term or provision of any agreement between the Company, Subscriber and/or any other third party or as to which the escrow relationship created by this Escrow Agreement relates, including without limitation the Securities Purchase Agreement or any other documents referenced in this Escrow Agreement.

II.2. Limitations on Liability of Escrow Agent.

(a) In performing its duties under this Escrow Agreement, or upon the claimed failure to perform its duties, the Escrow Agent shall have no liability except for the Escrow Agent's willful misconduct, bad faith or gross negligence.  In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action in which such damages are sought; and Escrow Agent shall be liable only for actual, direct damages that are solely attributable to the Escrow Agent's willful misconduct or gross negligence.

3

(b) Except in cases of the Escrow Agent's willful misconduct, bad faith or gross negligence, the Escrow Agent shall be fully protected (i) in acting in reliance upon any certificate, statement, request, notice, advice, instruction, direction, other agreement or instrument or signature reasonably and in good faith provided by the Company with respect to such party's information and believed by the Escrow Agent to be genuine, (ii) in assuming that any person purporting to give the Escrow Agent any of the foregoing in connection with either this Escrow Agreement or the Escrow Agent's duties has been duly authorized to do so and (iii) in acting or failing to act in good faith in accordance with the terms of this Escrow Agreement on the advice of outside counsel retained by the Escrow Agent.

(c) The Escrow Agent shall have no liability with respect to the transfer or distribution of any Escrow Tokens by the Escrow Agent pursuant to transfer instructions provided to the Escrow Agent in accordance with the provisions of this Escrow Agreement.  The Escrow Agent shall be entitled to rely upon all information provided to the Escrow Agent by the applicable authorized representative of the Company set forth on Exhibit A.

(d) No provision of this Escrow Agreement shall require the Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Escrow Agreement.  The Escrow Agent shall not be obligated to take any legal action or to commence any proceedings in connection with this Escrow Agreement or any property held hereunder or to appear in, prosecute or defend in any such legal action or proceedings.

II.3. [Reserved.]

II.4. Depository Role.  The Escrow Agent acts hereunder as a depository only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Escrow Agreement or any part thereof, or of any person executing or depositing such subject matter.

II.5.  No Duty to Notify.  The Escrow Agent shall in no way be responsible for nor shall it be its duty to notify any party hereto or any other party interested in this Escrow Agreement of any payment required or maturity occurring under this Escrow Agreement or under the terms of any instrument deposited therewith unless such notice is explicitly provided for in this Escrow Agreement.

II.6. Other Relationships.  The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through affiliates or agents.  The Escrow Agent and its affiliates, and any of their respective directors, officers or employees may become pecuniarily interested in any transaction in which any of the other parties hereto may be interested and may contract and lend money to any such party and otherwise act as fully and freely as though it were not escrow agent under this Escrow Agreement.  Nothing herein shall preclude the Escrow Agent or its affiliates from acting in any other capacity for any such party.

4

II.7. Disputes.

(a) In the event of any disagreement between the Company and any other party, resulting in adverse claims or demands being made in connection with the matters covered by this Escrow Agreement, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any party for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to refrain from acting until directed by (i) an order of a court of competent jurisdiction, or (ii) a written direction.  Notwithstanding the preceding, the Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction, or of an agency of the United States or any political subdivision thereof, or of any agency of any State of the United States or of any political subdivision thereof, and the Escrow Agent is hereby authorized in its sole discretion, to comply with and obey any such orders, judgments, decrees or levies.  The Escrow Agent shall be under no duty to institute or defend any legal proceedings, although the Escrow Agent may, in its discretion and at the expense of the Company as provided in the immediately following paragraph, institute or defend such proceedings.  The rights of the Escrow Agent under this sub-paragraph are cumulative of all other rights which it may have by law or otherwise.

(b) In the event of any disagreement or doubt, as described above, the Escrow Agent shall have the right, in addition to the rights described above and at the election of the Escrow Agent, to tender into the registry or custody of any court having jurisdiction, all Escrow Tokens and any property held under this Escrow Agreement, and the Escrow Agent shall have the right to take such other legal action as may be appropriate or necessary, in the sole discretion of the Escrow Agent.  Upon such tender, the Company agrees that the Escrow Agent shall be discharged from all further duties under this Escrow Agreement.

II.8. Indemnification.  The Company agrees to defend, indemnify and hold harmless the Escrow Agent and each of the Escrow Agent's officers, directors, agents and employees (the "Escrow Indemnified Parties") from and against any and all losses, liabilities, claims, damages, expenses and costs (including, without limitation, attorneys' fees and expenses) of every nature whatsoever (collectively, "Escrow Agent Losses") which any such Escrow Indemnified Party may incur and which arise directly or indirectly from this Escrow Agreement or which arise directly or indirectly by virtue of the Escrow Agent's undertaking to serve as the Escrow Agent hereunder; provided, however, that no Escrow Indemnified Party shall be entitled to indemnity with respect to Escrow Agent Losses that have been finally adjudicated by a court of competent jurisdiction to have been caused by such Escrow Indemnified Party's gross negligence, bad faith or willful misconduct. The provisions of this section shall survive the termination of this Escrow Agreement and any resignation or removal of the Escrow Agent.

5

II.9. Mergers, Consolidations, Etc.  Any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business of the Escrow Agent may be transferred, shall be the successor Escrow Agent under this Escrow Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, in each case without the execution or filing of any instrument or paper or the performance of any further act (other than due notice to the Company).

II.10. Resignation; Removal.

(a) The Escrow Agent may resign and be discharged from its duties and obligations at any time under this Escrow Agreement by providing written notice to the Company. Such resignation shall be effective on the date set forth in such written notice, which shall be no earlier than thirty (30) days after such written notice has been furnished.  Thereafter, the Escrow Agent shall have no further obligation except to hold the Escrow Tokens as depository and cooperate reasonably in the transfer of the Escrow Tokens to a successor escrow agent.  The Company shall promptly appoint a successor escrow agent.  The Escrow Agent shall refrain from taking any action until it shall receive a Written Direction designating the successor escrow agent.  However, in the event no successor escrow agent has been appointed on or prior to the date such resignation is to become effective, the Escrow Agent shall be entitled to tender into the custody of any court of competent jurisdiction all Escrow Tokens and any property then held by the Escrow Agent hereunder and the Escrow Agent shall thereupon be relieved of all further duties and obligations under this Escrow Agreement.

(b) The Company shall have the right to terminate the appointment of the Escrow Agent upon thirty (30) days' written notice to the Escrow Agent specifying the date upon which such termination shall take effect.  Thereafter, the Escrow Agent shall have no further obligation except to hold the Escrow Tokens as depository and cooperate reasonably in the transfer of the Escrow Tokens to a successor escrow agent.  The Escrow Agent shall refrain from taking any action until it shall receive a written notice designating the successor escrow agent.  However, in the event no successor escrow agent has been appointed on or prior to the date such termination is to become effective, the Escrow Agent shall be entitled to tender into the custody of any court of competent jurisdiction all Escrow Tokens and any property then held by the Escrow Agent hereunder and the Escrow Agent shall thereupon be relieved of all further duties and obligations under this Escrow Agreement.

(c) In the case of a resignation or removal of the Escrow Agent, the Escrow Agent shall have no responsibility for the appointment of a successor escrow agent hereunder.  The successor escrow agent appointed by the Company shall execute, acknowledge and deliver to the Escrow Agent and the other parties an instrument in writing accepting its appointment hereunder, and thereafter, the Escrow Agent shall deliver all of the then-remaining balance of the Escrow Tokens, less any fees and expenses then incurred by and unpaid to the Escrow Agent, to such successor escrow agent in accordance with the written notice of the Company and upon receipt of the Escrow Tokens, the successor escrow agent shall be bound by all of the provisions of this Escrow Agreement.

6

II.11. Compensation of the Escrow Agent.  The parties agree that upon the execution of this Escrow Agreement, the Company will pay the Escrow Agent such amounts as stated in the fee schedule attached hereto as Schedule A.

III. Tax Matters

III.1. Tax Matters.

(a) On or before the execution and delivery of this Escrow Agreement, the Company shall provide to the Escrow Agent a completed IRS Form W-9 or Form W-8 (or, in each case, any successor form), as applicable, and shall promptly update any such form to the extent such form becomes obsolete or inaccurate in any respect. The Escrow Agent shall have the right to request from the Company, or any other person or entity entitled to payment hereunder, any additional forms, documentation or other information as may be reasonably necessary for the Escrow Agent to satisfy its reporting and withholding obligations under the Internal Revenue Code of 1986, as amended (the "Code") and applicable state and local income tax law.

(b) Subject to the limitations set forth above in Section II.8, the Company shall indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrow Tokens held under this Escrow Agreement or any earnings or interest thereon, unless such tax, late payment, interest, penalty or other cost or expense was finally adjudicated by a court of competent jurisdiction to have been directly caused by the gross negligence, bad faith or willful misconduct of the Escrow Agent. The indemnification provided in this section is in addition to the indemnification provided to the Escrow Agent elsewhere in this Escrow Agreement. The indemnification provided in this section is in addition to the indemnification provided in Section II.8 and shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

IV. Miscellaneous

IV.1. Disbursements.  The Escrow Agent shall make no disbursement, investment or other use of Escrow Tokens permitted under this Escrow Agreement until and unless it has collected the Escrow Tokens.

IV.2. [Reserved.]

IV.3. Accounting.  The Escrow Agent shall provide monthly reports of transactions and holdings to the Company as of the end of each month, at the address provided by the Company in Section IV.4 below.

IV.4. Notices.  Any notice, request for consent, report, or any other communication required or permitted in this Escrow Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to any individual party, (ii) when delivered by electronic  mail to the e-mail address given below, provided that written confirmation of receipt is obtained promptly from the recipient after completion of the electronic mail transmission or (iii) on the first (1st) Business Day after the date of deposit with an overnight courier with a reputable national overnight delivery service for next day delivery, postage paid, or on the third (3rd) Business Day after deposit in the U.S. mail, certified or registered, return receipt requested, postage prepaid, addressed in all cases to the party at her, his or its respective address set forth below, or to such other address as such party may designate, provided that notices will be deemed to have been given to the Escrow Agent on the actual date received:

7

If to the Escrow Agent:

BitGo Trust Company, Inc.

Attn: Jody Mettler, President

6216 Pinnacle Place, Suite #101

Sioux Falls, South Dakota 57108

Email: trustoperations@bitgo.com

Phone:

If to the Company:

Flora Growth Corp.

3230 W. Commercial Boulevard, Suite 180

Fort Lauderdale, Florida 33309

Attention: Dany Vaiman, Chief Financial Officer

Email: dany.vaiman@floragrowth.com

with a copy (which shall not constitute notice) to:

Dorsey & Whitney LLP

66 Wellington St. W, Suite 3400, PO Box 111

Toronto, Ontario M5K 1G8

Attention: Richard Raymer

Email: raymer.richard@dorsey.com

Any party may unilaterally designate a different address by giving notice of each change in the manner specified above to each other party.  In all cases, the Escrow Agent shall be entitled to rely on a copy or electronic transmission of any document with the same legal effect as if it were the original of such document.

IV.5. Governing Law.  This Escrow Agreement shall be governed by and construed according to the laws of the State of South Dakota, without regard to principles of conflicts of law.  The parties hereto consent to the exclusive jurisdiction of the state and federal courts sitting in the state of South Dakota and consent to personal jurisdiction of and venue in such courts with respect to any and all matters or disputes arising out of this Escrow Agreement.

IV.6. Waiver of Jury Trial.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING IN WHOLE OR IN PART UNDER, RELATED TO, BASED ON OR IN CONNECTION WITH THIS ESCROW AGREEMENT OR THE SUBJECT MATTER HEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE.  ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION IV.6 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

8

IV.7. Assignment; Binding Effect.  Except as permitted in Section II.9, neither this Escrow Agreement nor any rights or obligations hereunder may be assigned by any party hereto without the express written consent of each of the other parties hereto. This Escrow Agreement shall inure to and be binding upon the parties hereto and their respective successors, heirs and permitted assigns.  Notwithstanding the foregoing, any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow agent business of the Escrow Agent may be transferred, shall be the successor Escrow Agent under this Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, in each case without the execution or filing of any instrument or paper or the performance of any further act (other than due notice to the Company).

IV.8. Amendment and Waiver.  The terms of this Escrow Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by all the parties hereto.  No course of conduct shall constitute a waiver of any terms or conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified.  A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms of this Escrow Agreement, or of such terms and conditions on any other occasion.

IV.9. Severability.  If any provision of this Escrow Agreement shall be held or deemed to be or shall in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatsoever.

IV.10. Further Assurances.  If at any time the Escrow Agent shall determine or be advised that any further agreements, assurances or other documents are reasonably necessary or desirable to carry out the provisions of this Escrow Agreement and the transactions contemplated by this Escrow Agreement, the parties shall execute and deliver any and all such agreements or other documents and do all things reasonably necessary or appropriate to carry out fully the provisions of this Escrow Agreement.

IV.11. No Third Party Beneficiaries.  This Escrow Agreement is for the sole benefit of the parties hereto, and their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Escrow Agreement. Additionally, any permitted assignee must also satisfy the Escrow Agent's requirements set forth in Section II.9.

IV.12. Force Majeure.  No party to this Escrow Agreement shall be liable to any other party hereto for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, interruption or malfunctions of communications or power supplies, labor difficulties, actions of public authorities or other similar causes reasonably beyond its control.

9

IV.13. Termination.  This Escrow Agreement shall terminate upon the distribution by the Escrow Agent in accordance with this Escrow Agreement of all Escrow Tokens and any property held under this Escrow Agreement or upon the earlier written direction.

IV.14. Titles and Headings.  All titles and headings in this Escrow Agreement are intended solely for convenience of reference and shall in no way limit or otherwise affect the interpretation of any of the provisions hereof.

IV.15. Counterparts; Facsimile Execution.  This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Delivery of an executed signature page to this Escrow Agreement and agreements, certificates, instruments and documents entered into in connection herewith by facsimile or other electronic transmission (including Adobe PDF format) will be effective as delivery of a manually executed counterpart to this Escrow Agreement or such agreements, certificates, instruments and documents.

IV.16. Entire Agreement.  This Escrow Agreement constitutes the entire agreement between the Escrow Agent and the Company in connection with the subject matter of this Escrow Agreement.

IV.17. Procedures for Opening a New Account.  IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: in accordance with Section 326 of the USA Patriot Act, to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When a party opens an account, the Escrow Agent must obtain each party's name, address, date of birth (as applicable), taxpayer or other government identification number or other appropriate information that will allow the Escrow Agent to identify such party.  The Escrow Agent may also ask to see each party's driver's license, passport or other identifying documents.  For parties that are business or other legal entities, the Escrow Agent may require such documents as it deems necessary to confirm the legal existence of the entity.  The parties to this Agreement agree to provide all such information as Escrow Agent may reasonably request in order to satisfy the requirements of the USA Patriot Act or any other regulatory requirements, and any policy or procedure implemented by the Escrow Agent to comply therewith.

IV.18. Compliance with Laws. The Company hereby represents that (i) it is not a person that is the target of any sanctions program administered by the U.S. Department of the Treasury Office of Foreign Assets Control (a "Sanctioned Person"); (ii) it is not directly or indirectly controlled by, or acting hereunder for or on behalf of, any Sanctioned Person; and (iii) none of the funds used to make any payments contemplated under this Agreement are derived from any illegal activity.

10

[Signature Page Follows]

11

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date first above written.

BITGO TRUST COMPANY, INC., as the Escrow Agent

By:
Name:
Title:

FLORA GROWTH CORP.

By:
Name:	Dany Vaiman
Title:	Chief Financial Officer

[Signature Page to Flora - PIPE (Token) – Token Escrow Agreement]

2

SCHEDULE A

Escrow Agent Fees

Digital Currencies (in accordance with the terms of the CSA)

 On-Boarding Fee:

 Monthly Minimum Fee:

 Assets Under Custody Fee:

 Transaction Fees:

Sched. A-1

EXHIBIT A

Certificate of Incumbency

(List of Authorized Representatives of Flora Growth Corp.)

Client Name:

As an Authorized Officer of the above referenced entity, I hereby certify that each person listed below is an authorized signor for such entity and is authorized to provide direction and initiate or confirm transactions, including funds transfer instructions, on behalf of the above referenced entity, and that the title, signature and contact number appearing beside each name is true and correct.

Name	Title	Signature	Contact Number

Dany Vaiman	Chief Financial Officer		954-842-4989

IN WITNESS WHEREOF, this certificate has been executed by a duly authorized officer on:

Date

By:
Its:	Authorized Officer

[Signature Page to Flora - PIPE (Token) – Token Escrow Agreement – Certificate of Incumbency]

Ex. A-1

EXHIBIT B

EXTENSION NOTICE

Date:

[Escrow Agent]

[address ]

______________

Attention: [name & title of Group Director]

Dear _________:

In accordance with the terms of Section I.4(a) of an Escrow Agreement dated as of September [____], 2025 (the "Escrow Agreement"), by and between Flora Growth Corp., an Ontario corporation (the "Company") and BitGo Trust Company, Inc., a trust company organized and chartered in South Dakota, the Company and hereby notifies the Escrow Agent that the Termination Date has been extended to  _________.

Very truly yours,

FLORA GROWTH CORP.

By: ___________________________

Name: ___________________________

Title: ___________________________

Ex. B-1

EXHIBIT C

WRITTEN DIRECTION

[______], 2025

Pursuant to that certain Escrow Agreement dated as of September [____], 2025 by and between Flora Growth Corp., an Ontario corporation (the "Company") and BitGo Trust Company, Inc., a trust company organized and chartered in South Dakota (the "Escrow Agent"), the Company hereby notifies the Escrow Agent that the closing will be held on ___________ for gross proceeds of $_________ in Tokens.

The Company hereby instructs the Escrow Agent to release Escrow Tokens in accordance with the following instructions:

$[_______________] in Escrow Tokens shall be forwarded to the following Company digital wallet address: ______________________________________________________________

IN WITNESS WHEREOF, the parties hereto have caused this Written Direction to be executed as of the date first above written.

FLORA GROWTH CORP. By: ____________________________ Name: ____________________________ Title: ____________________________

Ex. C-1